Exhibit 4.5.2.1

EXECUTION VERSION

Dated 21 March 2007

SUPPLEMENTAL DEED
in respect of an Intercreditor Deed
originally dated 21 December 2005

between

HERTZ INTERNATIONAL, LTD
as Parent

HERTZ EUROPE LIMITED
as Coordinator

THE OBLIGORS

BNP PARIBAS
as A/C Facility Agent and NZ Facility Agent

BNP PARIBAS
as Security Agent

BANCO BNP PARIBAS BRASIL S.A.
as Brazilian Facility Agent

BNP PARIBAS
as Australian Security Trustee

THE A1 BANKS

THE A2 BANKS

THE BRAZILIAN BANKS

THE NZ BANKS

THE C BANKS

THE INTRA-GROUP CREDITORS

and

THE EQUITY FINANCE PROVIDERS

5 Old Broad Street
London EC2N 1DW

TABLE OF CONTENTS

		Page
1	DEFINITIONS AND INTERPRETATION	8
2	RESTATEMENT	9
3	CONTINUITY AND FURTHER ASSURANCE	9
4	MISCELLANEOUS	9
5	GOVERNING LAW	9
SCHEDULE 1	THE PARTIES	11
SCHEDULE 2	AMENDED INTERCREDITOR DEED	13
SIGNATURES		S-1

i

THIS DEED (this “Deed”) is dated      March 2007 between:

(1)                                 HERTZ INTERNATIONAL LTD, a corporation incorporated under the laws of the State of Delaware, having (as at the date hereof) its registered office at 225 Brae Boulevard, Park Ridge, New Jersey, 07657 (the “Parent”);

(2)                                 THE COMPANIES named in Part 1 of Schedule 1 (the “Obligors”);

(3)                                 BNP PARIBAS as facility agent for the A/C Finance Parties (the “A/C Facility Agent”);

(4)                                 BANCO BNP PARIBAS BRASIL S.A. as administrative agent for the Brazilian Finance Parties (the “Brazilian Facility Agent”);

(5)                                 BNP PARIBAS as facility agent for the New Zealand Finance Parties (the “NZ Facility Agent”);

(6)                                 BNP PARIBAS as security agent for the Senior Finance Parties (the “Security Agent”);

(7)                                 BNP PARIBAS as security trustee for the Senior Finance Parties in respect of the Australian Security Document (the “Australian Security Trustee”);

(8)                                 THE INSTITUTIONS named in Part 2 of Schedule 1 (the “A1 Banks”);

(9)                                 THE INSTITUTIONS named in Part 3 of Schedule 1 (the “A2 Banks”);

(10)                          THE INSTITUTIONS named in Part 4 of Schedule 1 (the “Brazilian  Banks”);

(11)                          THE INSTITUTIONS named in Part 5 of Schedule 1 (the “NZ Banks”);

(12)                          THE INSTITUTIONS named in Part 6 of Schedule 1 (the “C Banks”);

(13)                          THE COMPANIES named in Part 7 of Schedule 1 (the “Intra Group Creditors”); and

(14)                          THE COMPANIES named in Part 8 of Schedule 1 (the “Equity Finance Providers”); and

(15)                          HERTZ EUROPE LIMITED,  a private limited company incorporated under the laws of England and Wales with company registration number 01008739, having (as at the date hereof) its registered office at Hertz House, 11 Vine Street, Uxbridge, Middlesex, UB8 1QE (the “Coordinator”).

WHEREAS:

(A)                             This Deed is supplemental to an intercreditor deed dated 21 December 2005 (the “Original Intercreditor Deed”) made between, among others, the Parent, the Obligors, BNP Paribas as the A/C Facility Agent, the NZ Facility Agent and the Security Agent, Banco BNP Paribas Brasil S.A. as the Brazilian Facility Agent and BNP Paribas as the Australian Security Trustee.

(B)                             As of the date hereof, Equipole S.A. has acceded as an Intra-Group Creditor and Hertz Finance Centre Limited has acceded as an Equity Finance Provider. No Intra-Group Debtors have acceded to the Original Intercreditor Deed.

(C)                             The parties wish to amend the Original Intercreditor Deed on the terms and subject to the conditions set out herein.

NOW THIS DEED WITNESSES as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Deed:

“Amended Intercreditor Deed” means the Original Intercreditor Deed as amended and restated in the form set out in Schedule 2 (Amended Intercreditor Deed).

“Effective Date” means the date of this Deed.

8

1.2                               Incorporation of Defined Terms

(a)                                Unless a contrary indication appears, a term defined in the Amended Intercreditor Deed has the same meaning in this Deed.

(b)                               The principles of construction set out in the Amended Intercreditor Deed shall have effect as if set out in this Deed.

1.3                               Third Party Rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

2.                                      RESTATEMENT

With effect from the Effective Date, the Intercreditor Deed shall be amended and restated in the form set out in Schedule 2 (Amended Intercreditor Deed).

3.                                      CONTINUITY AND FURTHER ASSURANCE

3.1                               Designation as a Finance Document

(a)                                  In accordance with the A/C Facilities Agreement, the Parent and A/C Facility Agent designate this Deed and the Amended Intercreditor Deed as a Finance Document (as such term is defined in the A/C Facilities Agreement).

(b)                                 In accordance with the NZ Facility Agreement, the Parent and the NZ Facility Agent designate this Deed and the Amended Intercreditor Deed as a Finance Document (as such term is defined in the NZ Facility Agreement).

3.2                               Continuing Obligations

The provisions of the Intercreditor Deed shall, save as amended by this Deed, continue in full force and effect.

3.3                               Further Assurance

Each Obligor shall, at the reasonable request of the Security Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.                                      MISCELLANEOUS

4.1                               Incorporation of Terms

The provisions of Clause 23 (Notice) and Clause 28 (Governing Law and Submission to Jurisdiction) of the Intercreditor Deed shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Deed” are references to this Deed.

4.2                               Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.                                      GOVERNING LAW

This Deed is governed by English law.

This Deed has been executed as a deed on the date stated at the beginning of this Deed.

SCHEDULE 1

THE PARTIES

PART 1: DETAILS OF OBLIGORS

THE BORROWERS

HA Funding Pty Limited  (ACN 117 549 498)

Car Rental Systems Do Brasil Locação De Veículos Ltda

Hertz Belgium N.V.

Hertz Canada Limited

Hertz France SAS

Equipole Finance Services SAS

Hertz Equipement France SAS

Hertz Autovermietung GmbH

Hertz Italiana S.p.A.

Hertz New Zealand Limited

Hertz AG

BNS Automobile Funding B.V.

Hertz (U.K.) Limited

THE GUARANTORS

Hertz International, Ltd.

The Hertz Corporation

Hertz Australia Pty. Limited  (ABN 31 004 407 087)

Hertz Belgium N.V.

Hertz France SAS

Hertz Equipement France SAS

Equipole Finance Services SAS

Hertz Autovermietung GmbH

Hertz Italiana S.p.A.

Hertz New Zealand Holdings Limited

Hertz de Espãna S.A.

Hertz Alquiler de Maquinaria S.L.

Hertz AG

BNS Automobile Funding B.V.

Stuurgroep Holland B.V.

Hertz (U.K.) Limited

Hertz Europe Limited

PART 2: THE A1 BANKS

BNP Paribas

CALYON

Indosuez Finance (UK) Limited

The Royal Bank of Scotland plc

PART 3: THE A2 BANKS

BNP Paribas

CALYON

Indosuez Finance (UK) Limited

The Royal Bank of Scotland plc

PART 4: THE BRAZILIAN BANKS

Banco BNP Paribas Brasil S.A.

Banco Calyon Brasil S.A.

PART 5: THE NZ BANKS

BNP Paribas

CALYON

The Royal Bank of Scotland plc, Australia branch

PART 6: THE C BANKS

BNP Paribas

CALYON

The Royal Bank of Scotland plc

PART 7: THE INTRA-GROUP CREDITORS

Equipole S.A.

PART 7: THE EQUITY FINANCE PROVIDERS

The Hertz Corporation

Hertz Finance Centre Limited

SCHEDULE 2

AMENDED INTERCREDITOR DEED

21 December 2005
as amended and restated on 21 March 2007

INTERCREDITOR DEED

between

HERTZ INTERNATIONAL, LTD

as Parent

HERTZ EUROPE LIMITED
as Coordinator

THE ORIGINAL OBLIGORS

BNP PARIBAS
as A/C Facility Agent and NZ Facility Agent

BNP PARIBAS
as Security Agent

BNP PARIBAS
as Australian Security Trustee

THE ORIGINAL A1 BANKS

THE ORIGINAL A2 BANKS

THE ORIGINAL NZ BANKS

THE ORIGINAL C BANKS

THE ORIGINAL INTRA-GROUP CREDITORS

(upon accession)

THE ORIGINAL INTRA-GROUP DEBTORS

(upon accession)

and

THE ORIGINAL EQUITY FINANCE PROVIDERS

5 Old Broad Street
London EC2N 1DW

14

THIS DEED is made on 21 December 2005, as amended and restated on March 2007, between:

(1)                                 HERTZ INTERNATIONAL LTD, a corporation incorporated under the laws of the State of Delaware, having (as at the date hereof) its registered office at 225 Brae Boulevard, Park Ridge, New Jersey, 07657 (the “Parent”);

(2)                                 THE COMPANIES named in Part 1 of Schedule 1 (the “Original Obligors”);

(3)                                 BNP PARIBAS as facility agent for the A/C Finance Parties (the “A/C Facility Agent”);

(4)                                 BNP PARIBAS as facility agent for the New Zealand Finance Parties (the “NZ Facility Agent”);

(5)                                 BNP PARIBAS as security agent for the Senior Finance Parties (the “Security Agent”);

(6)                                 BNP PARIBAS as security trustee for the Senior Finance Parties in respect of the Australian Security Document (the “Australian Security Trustee”);

(7)                                 THE INSTITUTIONS named in Part 2 of Schedule 1 (the “Original A1 Banks”);

(8)                                 THE INSTITUTIONS named in Part 3 of Schedule 1 (the “Original A2 Banks”);

(10)                          THE INSTITUTIONS named in Part 4 of Schedule 1 (the “Original NZ  Banks”);

(11)                          THE INSTITUTIONS named in Part 5 of Schedule 1 (the “Original C Banks”);

(12)                          THE COMPANIES named in Part 6 of Schedule 1 (the “Original Intra-Group Creditors”);

(13)                          THE COMPANIES named in Part 7 of Schedule 1 (the “Original Intra-Group Debtors”);

(14)                          THE COMPANIES named in Part 8 of Schedule 1 (the “Original Equity Finance Providers”); and

(15)                          HERTZ EUROPE LIMITED,  a private limited company incorporated under the laws of England and Wales with company registration number 01008739, having (as at the date hereof) its registered office at Hertz House, 11 Vine Street, Uxbridge, Middlesex, UB8 1QE (the “Coordinator”).

NOW THIS DEED WITNESSES as follows:

6.                                     INTERPRETATION

6.1                              Definitions

In this Deed, unless the context otherwise requires, the following expressions have the meanings set opposite them:

“A1 Banks” means the Original A1 Banks and any assignee or transferee to whom rights and/or obligations in respect of the A1 Facility are assigned, transferred or novated in accordance with the A/C Facilities Agreement;

“A2 Banks” means the Original A2 Banks and any assignee or transferee to whom rights and/or obligations in respect of the A2 Facility are assigned, transferred or novated in accordance with the A/C Facilities Agreement;

“A1 Discharge Date” means the date on which all A1 Indebtedness has been fully discharged and all commitments of the A1 Finance Parties to the Obligors have been terminated or cancelled in accordance with the A/C Finance Documents;

“A1 Facility” has the meaning given to it in the A/C Facilities Agreement;

“A2 Facility” has the meaning given to it in the A/C Facilities Agreement;

“A2 Payment Default” means an Event of Default in respect of the A2 Indebtedness under Clause 23.1 (Failure to Pay) of the A/C Facilities Agreement;

“A2 Standstill Period” has the meaning given to it in Clause 5.5(a)(ii) (Permitted A2 Enforcement Action);

“A Borrower” means the A1 Borrower or the A2 Borrower (as such terms are defined in the A/C Facilities Agreement) and “A Borrowers” means all of them;

“A Facility” has the meaning given to it in the A/C Facilities Agreement;

“A Proceeds” means any proceeds received or otherwise recovered pursuant to any Enforcement Action (a) taken against any A Borrower in its capacity as such or in its capacity as a Guarantor under Clause 24 (Guarantee and Indemnity) of the A/C Facilities Agreement or (b) taken in respect of any A Security Document to which such persons are a party, in each case, other than any A/C Proceeds;

“A Security Documents” means (i) the A/C Security Documents other than the C Security Documents and/or (ii) each Security Document entered into from time to time and designated as an “A Security Document” by the Parent and the Security Agent;

“A/C Facilities” means together, the A Facility and the C Facility;

“A/C Facilities Agreement” means the facilities agreement dated 21 December  2005, as amended and restated as of the date hereof, as the same may be amended and restated from time to time, between, inter alios, the borrowers and the guarantors as named therein, the Original A1 Banks, the Original A2 Banks, the Original C Banks, the Facility Agent, the Security Agent, CALYON as Co-Arranger and BNP Paribas and The Royal Bank of Scotland plc as Mandated Lead Arrangers;

“A/C Facility Agent” means BNP Paribas in its capacity as facility agent for the A/C Banks or such other facility agent for the A/C Banks as shall be appointed under Clause 34.10 (Resignation) of the A/C Facilities Agreement;

“A/C Proceeds” means any proceeds received or otherwise recovered (a) from the Parent or Hertz Europe Limited under the A/C Facilities Agreement or (b) pursuant to any Enforcement Action in respect of any A/C Security Document to which such persons are a party;

“A/C Security Documents” means (i) the Security Documents in respect of the A/C Indebtedness only and/or (ii) each Security Document entered into from time to time and designated as an “A/C Security Document” by the Parent and the Security Agent;

“Accession Deed” means:

(a)                                  in relation to an A/C Bank, a Transfer Certificate as defined in the A/C Facilities Agreement; and

(b)                                 in relation to an Equity Finance Provider, an Intra-Group Creditor, a B Bank, or an Agent, a deed of accession substantially in the form set out in Schedule 2 (Accession Deed);

“Agents” means, together each of the Facility Agents and Security Agent and “Agent” means any one of them;

“Assignee Bank” has the meaning given to it in Clause 31.2 (Accession of Assignee Banks);

“Assignor Bank” has the meaning given to it in Clause 31.2 (Accession of Assignee Banks);

“Australian Security Document” means the charge dated on or about the date hereof granted by HA Funding Pty Limited (ACN 117 549 498), as chargor, in favour of the Australian Security Trustee, as chargee, stated to be governed by the laws of New South Wales in Australia;

“B Banks” means the NZ Banks and “B Bank” means any one of them as the context requires;

“B Facility” means the Facility (as defined in the NZ Facility Agreement);

“B Facility Agreement” means the NZ Facility Agreement;

“Banks” means the A1 Banks, the A2 Banks, the B Banks and the C Banks and “Bank” means any one of them, as the context requires;

“Belgian Law Security Documents” means the Security Documents stated to be governed by the laws of Belgium;

“Beneficiary” means each Senior Finance Party (including each Hedging Bank) in its capacity as a beneficiary of any of the Security and “Beneficiaries” means all of them;

“BKBM” has the meaning given to it in the NZ Facility Agreement;

“Borrowers” means each member of the Group which is or becomes a borrower under the A/C Facilities Agreement or the B Facility Agreement, in each case, in accordance with the terms, respectively, thereof and “Borrower” means any one of them, as the context requires;

“Brazilian Banks” means the Original Brazilian Banks and any assignee or transferee to whom rights and/or obligations in respect of the Brazilian Facility Agreement are assigned, transferred or novated in accordance with the provisions thereof;

“Brazilian Facility Agent” means Banco BNP Paribas Brasil S.A. in its capacity as facility agent for the Brazilian Banks or such other facility agent as shall be appointed in accordance with the Brazilian Facility Agreement;

“Brazilian Facility Agreement” means the agreement for offering a revolving credit facility dated 21 December 2005, as the same may be amended and restated from time to time, between Car Rental Systems Do Brasil Locação De Veículos Ltda, as the borrower, The Hertz Corporation, as the guarantor, the Original Brazilian Banks and the Brazilian Facility Agent and pursuant to which the Brazilian Banks have agreed to make available a revolving loan facility denominated in Brazilian Real to the borrower named therein;

“Brazilian Guarantee” means the guarantee dated on or around the date of the Brazilian Facility Agreement, as the same may be amended and restated from time to time, between The Hertz Corporation, as guarantor, and the Brazilian Facility Agent in respect of the Borrower’s obligations under the Brazilian Facility Agreement;

“C Banks” means the Original C Banks and any assignee or transferee to whom rights and/or obligations are assigned, transferred or novated in respect of the C Facility in accordance with the A/C Facilities Agreement;

“C Borrowers” has the meaning given to it in the A/C Facilities Agreement;

“C Facility” has the meaning given to it in the A/C Facilities Agreement;

“C Guarantors” means any Guarantor (under and as defined in the A/C Facilities Agreement) of the C Indebtedness;

“C Obligors” means the C Borrowers and the C Guarantors;

“C Proceeds” means any proceeds received or otherwise recovered pursuant to any Enforcement Action (a) taken against any C Borrower in its capacity as such  or in its capacity as a Guarantor under Clause 24 (Guarantee and Indemnity) of the A/C Facilities Agreement or (b) taken in respect of any C Security Document to which such persons are a party, in each case, other than any A/C Proceeds;

“C Security Documents” means (i) the Security Documents executed by Hertz Equipement France SAS (or its successor), as set forth under paragraphs 4.4, 4.5 and 4.6 of Schedule 20 (Security Documents) to the A/C Facilities Agreement, (ii) the Security Documents executed by Hertz Acquiler de Maquinaria S.L., as set forth under paragraphs 8.7, 8.8, 8.9 and 8.10 of Schedule 20 (Security Documents) to the A/C Facilities Agreement, (iii) the Security Document executed by BNS Automobile Funding B.V. as set forth under paragraph 8.11 of Schedule 20 (Security Documents)

to the A/C Facilities Agreement, to the extent that such Security Document creates Security over any credit rights that may arise from the enforcement of any of the Pledges (as such term is defined herein) entered into by Hertz Acquiler de Maquinaria S.L. and (iv) each Security Document entered into from time to time and designated as a C Security Document by the Parent and any Security Agent;

“Canadian Borrower” has the meaning give to it in the A/C Facilities Agreement.

“Canadian Law Security Documents” means the Security Documents stated to be governed by Canadian Law;

“Canadian Supplemental Security Agent” means BNP Paribas (Canada) or any additional or other individual or institution as a separate trustee, co-trustee, security agent, security sub-agent or security co-agent appointed by the Security Agent in respect of the Canadian Outstandings, which appointment is confirmed by the Canadian Borrowers;

“Charged Property” has the meaning given to it in the Australian Security Document;

“Commitments” means together, (a) the Commitments (as defined in the A/C Facilities Agreement) and (b) the Commitments (as defined in the NZ Facility Agreement) or either of them, as the context requires;

“Default” means an Event of Default or a Potential Event of Default as defined under each of the Facilities Agreements, as the context requires;

“Discharge Date” means:

(a)                                when designated “A/C”, the date on which all A/C Indebtedness has been fully discharged and all commitments of the A/C Finance Parties to the Obligors have been terminated or cancelled in accordance with the A/C Finance Documents;

(b)                                 when designated “NZ”, the date on which all NZ Indebtedness has been fully discharged and all commitments of the NZ Finance Parties to the Obligors have been terminated or cancelled in accordance with the NZ Finance Documents;

(c)                                  when designated “Senior”, the date on which all Senior Indebtedness has been fully discharged and all commitments of the Senior Finance Parties to the Obligors have been terminated or cancelled in accordance with the Senior Finance Documents; and

(d)                                 without any such designation the A/C Discharge Date, the NZ Discharge Date or the Senior Discharge Date or any of them as the context requires;

“Dutch Law Security Documents” means the Security Documents stated to be governed by Dutch law;

“Early Termination Date” means an Early Termination Date (as defined in the relevant Hedging Agreement);

“Encumbrance” has the meaning given to it in the A/C Facilities Agreement;

“Enforcement Action” means, in relation to any Indebtedness, any action whatsoever to:

(a)           make a formal written demand for payment, declare in writing to be prematurely due and payable or otherwise seek formally and in writing to accelerate payment of all or any part of that Indebtedness; or

(b)           take any action to recover all or any part of that Indebtedness by exercising any rights of set off or combination of accounts or similar action; or

(c)           declare an Early Termination Date under any Hedging Agreement or demand payment of all or any part of any amount which would become payable following an Early Termination Date; or

(d)           exercise or enforce or require the Security Agent to exercise or enforce any rights under or pursuant to the provisions of any guarantee granted by a member of the Group in relation to all or any part of any Indebtedness or any rights or security granted pursuant to any Security Documents or other Security; or

(e)           petition for an Insolvency Event in relation to any member of the Group; or

(f)            commence legal proceedings against any Obligor;

“Equity Finance Providers” means together, (a) the Original Equity Finance Providers and (b) Holdco or any intermediate holding company of the Parent to the extent the same are creditors in relation to any Equity Financing Indebtedness and have acceded to this Deed pursuant to Clause 26.3(b) (Accession of New Junior Creditors);

“Event of Default” means an Event of Default as defined under each of the Facilities Agreements, as the context requires;

“Facilities Agreements” means together, each of the A/C Facilities Agreement and the NZ Facility Agreement;

“Facilities” means together, the A1 Facility, the A2 Facility, the B Facility and the C Facilities and “Facility” means any one of them, as the context requires;

“Facility Agents” means the A/C Facility Agent and the NZ Facility Agent  and “Facility Agent” means any one of them, as the context requires;

“Finance Documents” means:

(a)           when designated “A/C”, the Finance Documents as defined in the A/C Facilities Agreement;

(b)           when designated “B”, the Finance Documents as defined in the B Facility Agreement;

(c)           when designated “Equity”, the Shareholder Subordinated Loan Agreements;

(d)           when designated “NZ”, the Finance Documents as defined in the NZ Facility Agreement;

(e)           when designated “Senior”, the A/C Finance Documents and the B Finance Documents; and

(f)            without any such designation, the A/C Finance Documents, the B Finance Documents, the C Finance Documents, the NZ Finance Documents and the Senior Finance Documents or any of them, as the context requires;

“Finance Parties” means:

(a)           when designated “A1”, the A1 Banks, the A/C Facility Agent, the Security Agent and the Global Coordinator each acting in its capacity as agent or trustee for and on behalf of the A1 Banks;

(b)           when designated “A2”, the A2 Banks, the A/C Facility Agent, the Security Agent and the Global Coordinator each acting in its capacity as agent or trustee for and on behalf of the A2 Banks;

(c)           when designated “A”, the A1 Finance Parties and the A2 Finance Parties and any Hedging Bank which is also an A1 Bank or A2 Bank;

(d)           when designated “A/C”, the Finance Parties as defined in the A/C Facilities Agreement and any Hedging Bank which is also an A/C Bank;

(e)           when designated “B”, the NZ Finance Parties or any of them, as the context requires;

(f)            when designated “NZ”, the Finance Parties as defined in the NZ Facility Agreement;

(g)           when designated “C”, the C Banks, the A/C Facility Agent, the Security Agent and the Global Coordinator each acting in its capacity as agent or trustee for and on behalf of the C Banks and any Hedging Bank which is also a C Bank;

(h)           when designated “Senior”, the A/C Finance Parties and the  B Finance Parties or any of them, as the context requires; and

(i)            without any such designation, the A1 Finance Parties, the A2 Finance Parties, the A Finance Parties, the A/C Finance Parties, the B Finance Parties, the NZ Finance Parties, the C Finance Parties and the Senior Finance Parties or any of them, as the context requires;

“French Law Security Documents” means those Security Documents stated to be governed by the laws of France;

“German Law Security” means that part of the Security created pursuant to the German Law Security Documents;

“German Law Security Documents” means those Security Documents stated to be governed by the laws of the Federal Republic of Germany;

“Hedging Agreements” means any agreements entered into by any Obligor with the Hedging Banks in respect of Permitted Hedging Transactions;

“Hedging Bank” means: (a) any A/C Bank or any affiliate of any A/C Bank in its capacity as a provider of any Permitted Hedging Transaction under the A/C Facilities Agreement or (b) any NZ Bank in its capacity as provider of any Permitted Hedging Transaction to Hertz New Zealand Limited in connection with the NZ Facility Agreement;

“Indebtedness” means all money and liabilities now or hereafter due, owing or incurred by any Obligor in any currency or currencies, whether present or future, actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all interest accruing thereon (including without limitation, interest accruing on or after the commencement of any Insolvency Event or any proceeding or other action with respect thereto whether or not a claim for post-petition interest is allowed in any such Insolvency Event or such proceeding or other action) and all costs, charges and expenses incurred in connection therewith:

(a)           when designated “A1”, to the A1 Finance Parties pursuant to the A/C Finance Documents;

(b)           when designated “A2”, to the A2 Finance Parties pursuant to the A/C Finance Documents;

(c)           when designated “A” to the A Finance Parties pursuant to the A/C Finance Documents;

(d)           when designated “A/C” to the A/C Finance Parties pursuant to the A/C Finance Documents;

(e)           when designated “B”, to the B Finance Parties pursuant to the B Finance Documents;

(f)            when designated “C” to the C Finance Parties pursuant to the A/C Finance Documents;

(g)           when designated “Equity Financing”, pursuant to the Equity Finance Documents (or any of them);

(h)           when designated “Hedging”, to the Hedging Banks pursuant to the Hedging Agreements;

(i)            when designated “Intra-Group”, to the Intra-Group Creditors from the Intra-Group Debtors (other than indebtedness of any of HA Funding Pty Limited, Hertz Australia Pty. Limited (ABN 74 117 373 574) or Hertz Note Issuer Pty Limited (ACN 117 373 574) to any of HA Funding Pty Limited, Hertz Australia Pty. Limited or Hertz Note Issuer Pty Limited);

(j)            when designated “NZ”, to the NZ Finance Parties pursuant to the NZ Finance Documents;

(k)           when designated “Senior”, to the Senior Finance Parties pursuant to the Senior Finance Documents; and

(l)            without any such designation, the A1 Indebtedness, the A2 Indebtedness, the A Indebtedness, the A/C Indebtedness, the B Indebtedness, the C Indebtedness, the Equity Financing Indebtedness, the Hedging Indebtedness, the Intra-Group Indebtedness, the NZ Indebtedness and the Senior Indebtedness or any of them, as the context requires, and in each case includes all amounts expressed to be payable under such documentation regardless of whether or not recoverability is effected by any insolvency or other law (including without limitation, all interest, fees, costs and charges that accrue after the commencement of a bankruptcy or other insolvency proceeding at the applicable contract rate, whether or not a claim for such interest, fees, costs or charges is permitted in any such proceedings);

“Insolvency Event” means, in relation to any Obligor:

(a)           any resolution is passed or order made for the winding up, dissolution, administration or reorganisation of that Obligor or an administrator is appointed to that Obligor (unless permitted by Clause 22.10 (Mergers) of the A/C Facilities Agreement or the equivalent Clause in the B Facility Agreement);

b)            any composition, assignment or arrangement is made with all or any class of its creditors;

(c)           the appointment of any liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of that Obligor or any material part of its assets; or

(d)           any analogous procedure or step is taken in any jurisdiction;

“Intra-Group Creditors” means the Original Intra-Group Creditors and those other members of the Group being creditors in relation to any Intra-Group Indebtedness which (a) are Obligors or (b) which are non-Obligors and have acceded to this Deed pursuant to Clause 26.3 (a) (Accession of New Junior Creditors);

“Intra-Group Debtors” means the Original Intra-Group Debtors and any other Obligor which is a debtor in relation to any Intra-Group Indebtedness;

“Italian Law Security Documents” means the Security Documents stated to be governed by the laws of Italy;

“Junior Creditors” means until the occurrence of the Senior Discharge Date, the Equity Finance Providers and the Intra-Group Creditors;

“Junior Debt” means until the occurrence of the Senior Discharge Date, the Equity Financing Indebtedness and the Intra-Group Indebtedness;

“Majority A1 Banks” means, at any time, a Bank or Banks whose aggregate Euro Amount of the A1 Commitments amount (or, if each Bank’s A1 Commitments have been reduced to zero, did immediately before such reduction to zero, amount) to more than fifty per cent. of the aggregate Euro Amount of the Total A1 Commitments;

“Majority A2 Banks” means, at any time, a Bank or Banks whose aggregate Euro Amount of the A2 Commitments amount (or if each Bank’s A2 Commitments have been reduced to zero, did immediately before such reduction to zero, amount) to more than fifty per cent. of the aggregate Euro Amount of the Total A2 Commitments;

“Majority A/C Banks” means, at any time, in relation to the A/C Facilities, a Bank or Banks whose aggregate Commitments in Euro Amount in respect of the A/C Facilities amount (or, if each Bank’s Commitments have been reduced to zero, did immediately before such reduction to zero, amount) to more than fifty per cent. of the Euro Amount of the Total Commitments;

“Majority Banks” means, the Majority A/C Banks (unless the A/C Discharge Date shall have occurred) and the Majority NZ Banks (unless the NZ Discharge Date shall have occurred) and a reference to the “relevant Majority Banks” means those of the Majority A/C Banks and/or the Majority NZ Banks (as the context requires) in respect

“Majority NZ Banks” means, at any time, in relation to the B Facility granted under the NZ Facility Agreement, a Bank or Banks whose Commitments under the NZ Facility Agreement amount (or if each Bank’s such Commitments have been reduced to zero, did immediately before such reduction to zero amount) to more than fifty per cent. of the aggregate of all the Commitments thereunder;

“Material Variation” means in relation to each of the Facilities Agreements:

(a)           any increase in or a change in the basis on which interest accrues, is calculated or is payable (not being, for the avoidance of doubt, fluctuations of the BA Rate, BBSY, EURIBOR, LIBOR BKBM or any Mandatory Cost Rate (or any equivalent rate) or any substitute basis) not provided for or contemplated by the terms of the relevant document or any related document as at the date of this Deed, except for any such increase or change which does not result in an increase in interest payable on any principal amount of more than 2 per cent. per annum;

(b)           material changes in the basis on which a guarantee, indemnity or other fees, commissions or other like payments are payable or are calculated not provided for or contemplated by the terms of the relevant document as at the date of this Deed;

(c)           any change the result of which is that interest, principal or fees of any kind would become payable under the relevant Facilities Agreement on a date earlier or more frequently than that provided for or contemplated by the terms of the relevant document as at the date of this Deed;

(d)           any increase in the amount of interest payable in cash under any of the Facilities Agreements, except for any such increase or change which does not result in an increase in interest payable on any principal amount of more than 2 per cent. per annum;

(e)           any increase in the amount of any repayment of principal;

(f)            any increase in the maximum amounts available to be raised under any of the Facilities Agreements as at the date of this Deed;

(g)           any amendment, variation, waiver or release of or supplement to any agreement whereby in a material respect any Obligor becomes liable to make an additional payment or increase an existing payment; or

(h)           any amendment, variation, waiver or release of or supplement to any agreement whereby the ranking and/or subordination arrangements provided for herein are materially altered or materially prejudiced, provided that any variation of an administrative, procedural or technical nature to, or any variation made pursuant to an original provision of any of the Facilities Agreements or otherwise permitted under this Deed shall not constitute a “Material Variation”;

“NZ Banks” means the Original NZ Banks and any assignee or transferee to whom rights and/or obligations in respect of the NZ Facility Agreement are assigned, transferred or novated in accordance with the provisions thereof;

“NZ Facilities Agreement” means a senior bridge facilities agreement, dated on 21 December 2005, and amended and restated on [*] March 2007, between, amongst others, Hertz International Ltd, as Parent, Hertz New Zealand Limited as Borrower, Hertz International, Ltd and Hertz New Zealand Holdings Limited as Guarantors, Hertz Europe Limited as Coordinator, BNP Paribas and The Royal Bank of Scotland plc as Mandated Lead Arrangers, CALYON as Co-Arranger, BNP Paribas as Facility Agent and Security Agent, and the Banks named therein, pursuant to which the Banks agreed to make available certain loan facilities denominated in New Zealand Dollars to Hertz New Zealand Limited as borrower.

“NZ Facility Agent” means BNP Paribas in its capacity as facility agent for the Banks party to the NZ Facility Agreement or such other facility agent as shall be appointed in accordance with the NZ Facility Agreement;

“NZ Guarantee” means the guarantee incorporated in the NZ Facility Agreement granted by each of the (i) Parent, (ii) Hertz New Zealand Holdings Limited and (iii) any Additional Guarantor  under and as defined in the NZ Facilities Agreement, in each case in respect of the NZ Indebtedness;

“NZ Proceeds” means any proceeds received or otherwise arising pursuant to any Enforcement Action in respect of the NZ Guarantee and/or any NZ Security Document other than any such proceeds received from the Parent and/or to the extent that it has acceded to the NZ Facilities Agreement as an Additional Guarantor (as such term is defined in the NZ Facilities Agreement), Hertz Europe Limited, pursuant to the NZ Guarantee or any Security given by it or them (as the case may be) in relation thereto;

“NZ Proceeds (HEL)” means to the extent that Hertz Europe Limited has acceded to the NZ Facilities Agreement as an Additional Guarantor (as such term is defined in the NZ Facilities Agreement), any proceeds received from Hertz Europe Limited pursuant to the NZ Guarantee or any Security given by it in relation thereto;

“NZ Proceeds (Parent)” means any proceeds received from the Parent pursuant to the NZ Guarantee or any Security given by it in relation thereto;

“NZ Security Documents” means the Security Documents executed in respect of the NZ Indebtedness only;

“Obligors” means together, (a) the Original Borrowers and the Original Guarantors, (b) each of the Additional Obligors as defined in the A/C Facilities Agreement  and (c) each Additional Guarantor as defined in the NZ Facilities Agreement and “Obligor” means any one of them, as the context requires;

“Original Brazilian Banks” means Banco BNP Paribas Brasil S.A. and Banco Calyon Brasil S.A.;

“Parallel Debt” has the meaning given to it in Clause 20.19(a) (Parallel Debt);

“Parallel Debt Security Documents” has the meaning given to it in Clause 20.19(a) (Parallel Debt in respect of the Netherlands);

“Principal Obligations” has the meaning given to it in Clause 20.19(a)(i) (Parallel Debt in respect of the Netherlands);

“Secured Moneys” has the meaning given to it in the Australian Security Document;

“Security” means the security interests (howsoever described) from time to time constituted by or arising under the Security Documents;

“Security Agent” means BNP Paribas acting in its capacity as trustee or agent as the case may be in relation to the Security Documents and as agent in relation to this Deed, or such other person as may from time to time act in that capacity and where the context so requires, any Supplemental Security Agent as defined in Clause 20.20 (b) (Delegation and Appointment of Supplemental Security Agents);

“Security Documents” means each of the security documents securing amounts outstanding under any or all of the Senior Finance Documents and/or the Hedging Agreements granted in favour of the Security Agent or the Australian Security Trustee and/or for the benefit of or on behalf of the Beneficiaries (or any of them) in respect of the obligations of any Obligor under any or all of the Senior Finance Documents and/or the Hedging Agreements;

“Shareholder Subordinated Loan” has the meaning given to it in the A/C Facilities Agreement;

“Spanish Law Security Documents” means the Security Documents stated to be governed by Spanish law;

“Specified Hedge Default” means, in relation to any Hedging Agreement:

(a)                                  a failure by any Obligor to make a payment due under a Hedging Agreement on its due date or within any applicable grace period; or

(b)                                 the occurrence of any of the Events of Default specified in Clauses 23.1 (Failure to Pay), 23.3 (Obligations), 23.5 (Insolvency and Rescheduling) and 23.6 (Winding-up) (inclusive) of the A/C Facilities Agreement or the equivalent provisions under the B Facility Agreement;

“Swiss Law Security Documents” means the Security Documents stated to be governed by Swiss law; and

“Trustee Acts” means together, the Trustee Act 1925 and the Trustee Act 2000.

6.2                               Construction

(a)           The provisions of Clauses 1.2 (Interpretation), 1.5 (Currency Symbols), 1.6 (Agreements and Statutes), 1.7 (Headings), 1.8 (Time), 1.9 (Singular and Plural), 1.10 (Third Party Rights) and 1.12 (New York Law) of the A/C Facilities Agreement shall apply herein, mutatis mutandis, as if set out in full herein and as if references therein to “this Agreement” were to this Deed.

(b)           In this Deed, unless the context otherwise requires the phrase “fully discharged” shall mean the irrevocable payment in full in cash of (or the cash collateralisation (in an amount and manner, and on terms, reasonably satisfactory to the Security Agent)) of the referenced amount or other obligation (including, without limitation, (w) interest accruing on or after the commencement of any Insolvency Event or any proceeding or other action with respect thereto whether or not a claim for post-petition interest is allowed in any such Insolvency Event or such proceeding or other action, (x) any premium thereon, (y) any reimbursement obligation in respect of any letter of credit, or any other liability, and (z) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any such amount or other obligation).

6.3                               Inconsistencies with other Finance Documents

If there is an inconsistency between this Deed and any other Senior Finance Document, any Equity Finance Document and/or any other document evidencing Intra-Group Indebtedness, this Deed will prevail.

7.                                      RANKING OF INDEBTEDNESS

7.1                               Priority

The Indebtedness will, at all times, until the Senior Discharge Date, rank for all purposes in the following order of priority for repayment:

(a)                                  first, the Senior Indebtedness; and

(b)                                 second, the Junior Debt,

regardless of the date on which such Indebtedness arises, regardless of whether the relevant Banks are obliged to advance moneys included in such Indebtedness and regardless of any fluctuations in the amount of such Indebtedness or any intermediate discharge of such Indebtedness in whole or in part.

7.2                               Hedging Indebtedness

In respect of each of the Facilities separately, the Hedging Indebtedness of each Hedging Bank will rank pari passu with the other Senior Indebtedness.

7.3                               Other Ranking

This Deed does not purport to rank any of the Junior Debt (or any elements thereof) as between itself.

8.                                      PROHIBITED PAYMENTS

8.1                               A2 Indebtedness

Until (and including) the A1 Discharge Date, no A2 Finance Party will, without the prior written consent of the Majority A1 Banks:

(a)           take any action to receive payment, prepayment or repayment in respect of all or any part of the A2 Indebtedness other than as a result of action permitted by Clause 5.5 (Permitted A2 Enforcement Action) (subject as provided in Clause 9.1 (Turnover)) or taken in accordance with Clause 8 (Subordination on Insolvency); or

(b)           discharge or seek to discharge all or any part of the A2 Indebtedness by set-off, combination of accounts or otherwise other than as a result of action permitted by Clause 5.5 (Permitted A2 Enforcement Action) (subject as provided in Clause 9.1 (Turnover)) or taken in accordance with Clause 8 (Subordination on Insolvency); or

(c)           receive from any member of the Group any Security over any of its assets or receive any guarantee in respect of the A2 Indebtedness or any part thereof other than any guarantee or Security granted under the Senior Finance Documents where the relevant Obligor has granted an equivalent guarantee or Security, subject to the order of priority created under this Deed, for the benefit of the Senior Finance Parties (in form and substance reasonably satisfactory to the Security Agent); or

(d)           take or omit to take any action whereby the ranking and/or subordination arrangements provided for in this Deed would be impaired; or

(e)           claim or rank as a creditor in the insolvency, winding-up, bankruptcy or liquidation of any member of the Group with respect to any A2 Indebtedness other than as a result of action permitted by Clause 5.5 (Permitted A2 Enforcement Action) (subject as provided in Clause 9.1 (Turnover)) or in accordance with the provisions of Clause 8 (Subordination on Insolvency).

8.2                               Equity Financing Indebtedness

(a)           The Parent will not and shall procure that no other Obligor will (and each Obligor will procure that none of its subsidiaries will) without the prior written consent of all the Majority Banks:

(i)            make any payment or distribution of any kind whatsoever (whether in cash or in kind) in respect of or on account of all or any part of the Equity Financing Indebtedness or seek to discharge all or any part of the Equity Financing Indebtedness in any way, other than payments permitted by Clause 4.2 (Permitted Equity Financing Indebtedness Payments) or as a result of action taken in accordance with Clause 8 (Subordination on Insolvency); or

(ii)           save to the extent not prohibited by the Facilities Agreements, create or permit to subsist any security over any of its assets, or give or permit to subsist any guarantee in respect of the Equity Financing Indebtedness or any part thereof;

(iii)          take or omit to take any action whereby the ranking and/or subordination of the Equity Financing Indebtedness contemplated by this Deed would be impaired; or

(iv)          save to the extent not prohibited by the Facilities Agreements, give any financial support (including, without limitation, the taking of any participation, the giving of any guarantee or the making of any deposit) to any person in connection with all or any part of the Equity Financing Indebtedness or permit any person to do any of the things referred to in this Clause 3.2(a)(v) (Equity Financing Indebtedness).

(b)                                 No Equity Finance Provider will without the prior written consent of the Majority Banks:

(i)            make written demand for or accept receipt of payment, prepayment or repayment in respect of the Equity Financing Indebtedness if either (x) at the time it makes such demand or accepts such receipt it knows that such demand or acceptance is prohibited by Clause 4.2 (Permitted Equity Financing Indebtedness) or (y) such demand or acceptance or a series of related demands or acceptances is in respect of an amount in aggregate in excess of EUR10 million (or its equivalent in other currencies) and is prohibited under Clause 4.2 (Permitted Equity Financing Indebtedness Payments); or

(ii)           discharge or seek to discharge the Equity Financing Indebtedness by set-off, combination of accounts or otherwise if either (x) at the time it obtains such discharge it knows that such demand is prohibited by Clause 4.2 (Permitted Equity Financing Indebtedness) or (y) such discharge or series of related discharges is in an amount in aggregate in excess of EUR10 million, (or its equivalent in other currencies) and such set-off  or combination is prohibited by Clause 4.2 (Permitted Equity Financing Indebtedness Payments); or

(iii)          save to the extent not prohibited by the Facilities Agreements, receive from any member of the Group any security over any of its assets or receive from any member of the Group any guarantee in respect of the Equity Financing Indebtedness.

(c)           Nothing in this Deed shall be interpreted as constituting a release of any Equity Financing Indebtedness.

(d)           If any Obligor or Equity Finance Provider makes any payment or distribution or receives any payment or distribution or takes any action that would otherwise be in contravention of this Clause 3.2 (Equity Financing Indebtedness) by reason of a breach by an Obligor or another member of the Group of Clause 22.5 (Subordinated Debt) or Clause 22.8 (Permitted Distributions) of the A/C Facilities Agreement or the equivalent provisions of the B Facility Agreement or by reason of any other breach by an Obligor or another member of the Group of any other provision of any Senior Finance Document and such breach is remedied, waived or otherwise ceases to be continuing, such contravention shall also be deemed to have been remedied or waived or otherwise to have ceased to be continuing.

(e)           If an Equity Finance Provider demands or accepts receipt of payment, prepayment or repayment or discharges or seeks to discharge Equity Financing Indebtedness in breach of paragraph (b) above and thereafter turns over any amount received in breach to the Security Agent pursuant to Clause 9.1(b)(vi) (Turnover) then the breach by the Equity Finance Provider which would otherwise have occurred shall be deemed remedied or waived and shall cease to be continuing.

8.3                               Intra-Group Indebtedness

(a)           No Intra-Group Debtor will (and each Intra-Group Debtor will procure that none of its subsidiaries will) without the prior written consent of the Majority Banks:

(i)            make any payment or distribution of any kind whatsoever in respect of or on account of all or any part of the Intra-Group Indebtedness or seek to discharge all or any part of the Intra-Group Indebtedness in any way, other than payments permitted by Clause 4.3 (Intra-Group Indebtedness) or as a result of action taken in accordance with Clause 8 (Subordination on Insolvency); or

(ii)           save as permitted by the Facilities Agreements, create or permit to subsist any security over any of its assets, or give or permit to subsist (whether directly or indirectly) any guarantee in respect of the Intra-Group Indebtedness or any part thereof; or

(iii)          take or omit to take any action whereby the ranking and/or subordination of the Intra-Group Indebtedness contemplated by this Deed would be impaired.

(b)           No Intra-Group Creditor will (and each Intra-Group Creditor will procure that its subsidiaries will not) without the prior written consent of the Majority Banks:

(i)            make written demand for or accept receipt of payment, prepayment or repayment in respect of the Intra-Group Indebtedness other than payments permitted under Clause 4.3 (Intra-Group Indebtedness) or as a result of action taken under Clause 8.2 (Exercise of Rights); or

(ii)           discharge or seek to discharge the Intra-Group Indebtedness by set-off, combination of accounts or otherwise, other than as permitted by Clause 4.3 (Intra-Group Indebtedness) or as a result of action taken under Clause 8.2 (Exercise of Rights); or

(iii)          save to the extent prohibited by the Facilities Agreements, receive from any member of the Group any security over any of its assets or receive from any member of the Group any guarantee in respect of the Intra-Group Indebtedness.

(c)           Nothing in this Deed shall be interpreted as constituting a release of any Intra-Group Indebtedness save for any express release in accordance with Clause 5.7 (Restriction on Enforcement Action by Junior Creditors).

(d)           If any Intra-Group Creditor or Intra-Group Debtor makes any payment or distribution or receives any payment or distribution or takes any action that would otherwise be in contravention of this Clause 3.3 (Intra-Group Indebtedness) by reason of a breach by an Obligor or another member of the Group of any other provision of any Senior Finance Document and such breach is remedied, waived or otherwise ceases to be continuing, such contravention shall also be deemed to have been remedied or waived or otherwise to have ceased to be continuing.

(e)           Notwithstanding any of the above, the parties acknowledge and agree that where any Intra-Group Debtor which is also an Obligor resigns as an Obligor in accordance with the provisions of Clauses 38.4 and 39.3 of the A/C Facilities Agreement, any indebtedness owed by such Intra-Group Debtor which has been previously designated Intra-Group Indebtedness pursuant to Clause 26.3 hereof, shall no longer be considered to be Intra-Group Indebtedness and shall not be subject to the terms of this Deed. Furthermore, upon the termination of such Obligor’s obligations under the A/C Facilities Agreement, any member of the Group who has acceded as an Intra-Group Creditor solely as a result of any intra-group loan to such Obligor, shall be released from its obligations pursuant to this Deed and pursuant to any other contract entered into pursuant to this Deed relating to the subordination of such intra-group loan.

9.                                      PERMITTED PAYMENTS

9.1                               Senior Indebtedness

Subject to Clause 5.2 (Restrictions on Enforcement Action by Hedging Banks) and Clause 5.4 (Restrictions on A2 Enforcement Action), all repayments and prepayments of principal, payments of interest and all other amounts (including fees and taxes) in respect of the Senior Indebtedness may be made and received freely at all times in accordance with the provisions of the Senior Finance Documents.

9.2                               Permitted Equity Financing Indebtedness Payments

(a)                                  Prior to the Senior Discharge Date, the Obligors may only make payments in respect of Equity Financing Indebtedness permitted pursuant to Clause 22.5 (Subordinated Debt) or Clause 22.8 (Permitted Distributions) of the A/C Facilities Agreement and the equivalent provisions under the B Facility Agreement (which permitted payments may, for the avoidance of doubt, be made by way of set-off).

(b)                                 Subject to the provisions of this Deed and to the provisions of the Equity Finance Documents, following the Senior Discharge Date, all repayments and prepayments of principal, interest and all other amounts (including legal fees and taxes) in respect of the Equity Financing Indebtedness may be made and freely received at all times in accordance with the provisions of the Equity Finance Documents.

9.3                               Intra-Group Indebtedness

A member of the Group may pay interest on, repay or prepay principal of or make any other payment (including by way of set-off) due with respect to or discharge any Intra-Group Indebtedness and an Intra-Group Creditor may receive any such sum, provided that, no such payment shall be made without the prior consent of all of the Majority Banks for so long as an Event of Default has occurred and is continuing and in respect of which the A/C Facility Agent or the NZ  Facility Agent has declared all or any of the advances to be immediately due and payable pursuant to Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement or the equivalent provisions under the B Facility Agreement (as the case may be).

10.                               ENFORCEMENT ACTION

10.1                        Enforcement Action by Senior Finance Parties

Subject to Clause 20.1 (k) (No Independent Power), the Senior Finance Parties (other than, until the A1 Discharge Date, the A2 Banks) may, in relation to the Senior Indebtedness, take Enforcement Action at any time in accordance with the Senior Finance Documents.

10.2                        Restrictions on Enforcement Action by Hedging Banks

Subject to Clauses 5.3 (Permitted Enforcement Action by the Hedging Banks) and save as provided in Clause 7 (Enforcement of Security) in relation to the Majority

Banks, no Hedging Bank may take Enforcement Action in relation to Hedging Indebtedness owed to them.

10.3                        Permitted Enforcement Action by the Hedging Banks

(a)           If the relevant Facility Agent has not served a notice under Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement or the equivalent provisions under the B Facility Agreement and a Specified Hedge Default occurs and is continuing under a Hedging Agreement, the relevant Hedging Bank may terminate or close-out transactions entered into by it under the such Hedging Agreement prior to their stated maturity (including, without limitation, giving any notice or making any demand required for that purpose or declaring an Early Termination Date), provided that no other Enforcement Action may be taken.

(b)           Following service of notice under Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement or the equivalent provisions under the B Facility Agreement, each Hedging Bank may and (if so requested by the Security Agent) will, terminate or close-out transactions entered into by it under the relevant Hedging Agreements and make demand for amounts due to it under the relevant Hedging Agreements.

10.4                        Restrictions on A2 Enforcement Action

Subject to Clause 5.5 (Permitted A2 Enforcement Action), until (and including) the A1 Discharge Date, no A2 Finance Party may take any Enforcement Action in relation to the A2 Indebtedness without the prior written consent of the Majority A1 Banks.

10.5                        Permitted A2 Enforcement Action

(a)           Subject as provided in Clause 5.5(b) (Permitted A2 Enforcement Action) below, the A2 Finance Parties (acting on the instructions of the Majority A2 Banks) may take Enforcement Action in relation to the A2 Indebtedness which would otherwise be prohibited by Clause 5.4 (Restrictions on A2 Enforcement Action) if (but only if):

(i)            an Insolvency Event in relation to any Obligor has occurred and is continuing except that A2 Banks may only exercise those rights (and take only the limited action) in relation to the relevant Obligor as set out in paragraph (a) and (b) of the definition of Enforcement Action; or

(ii)           an A2 Payment Default has occurred and (i) the A2 Banks have given a notice in writing (an “A2 Enforcement Notice”) to the A/C Facility Agent of the occurrence of such A2 Payment Default and specifying an intention to take Enforcement Action; and (ii) a period (an “A2 Standstill Period”) of not less than 90 days, has elapsed from the date the A/C Facility Agent received the applicable A2 Enforcement Notice and (iii) at the end of A2 Standstill Period such A2 Payment Default is continuing; or

(iii)          the A/C Facility Agent (acting on behalf of the Majority A/C Banks) has served notice of acceleration of the A/C Indebtedness under Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement, except that the A2 Banks may only take the same or equivalent Enforcement Action in relation to the A2 Indebtedness as that taken by the Majority A1 Banks.

(b)                                 The A2 Finance Parties may not make any demand on, or take any other action against, any Obligor in its capacity as such in relation to the A2 Indebtedness in circumstances which would otherwise be permitted by this Clause 5.5 (Permitted A2 Enforcement Action) where (and only for so long as) all of the following conditions are met:

(i)            the Security Agent (or any receiver or similar officer appointed pursuant to any of the Security Documents), acting on the instructions of the Majority A/C Banks and in accordance with the terms hereof, confirms to the A/C Facility Agent in writing that it is enforcing security conferred by any of the Security Documents granted in respect of the A/C Indebtedness over the shares of such Obligor or over the shares of any holding company of such Obligor by selling or procuring the sale of all such shares which are subject to such security and has not subsequently notified the A/C Facility Agent to the contrary in writing (and the Security Agent undertakes to notify or procure that any such receiver or similar officer notifies the A/C Facility Agent promptly upon such enforcement being discontinued); and

(ii)           the period elapsed from the date on which in the absence of this Clause 5.5(b) (Permitted A2 Enforcement Action) the A2 Finance Parties would have been permitted pursuant to this Clause 5.5 (Permitted A2 Enforcement Action) to make a demand or otherwise take action against such Obligor in relation to the A2 Indebtedness is less than 90 days.

10.6        Subsequent A2 Payment Defaults

The A2 Banks will have the right to take Enforcement Action under Clause 5.5 (Permitted A2 Enforcement Action) in relation to an A2 Payment Default notwithstanding that, at the time referred to in Clause 5.5 (Permitted A2 Enforcement Action) above, or at any time thereafter, another A2 Standstill Period has commenced as a result of an A2 Payment Default other than that A2 Payment Default.

10.7        Restriction on Enforcement Action by Junior Creditors

Until (and including) the Senior Discharge Date, no Junior Creditor may take any Enforcement Action in relation to the Junior Debt without the prior written consent of the Majority Banks, provided that each Intra-Group Creditor shall, if so required by the Security Agent, following service of a notice under Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement or the equivalent provisions under the B Facility Agreement, take such Enforcement Action in relation to the Intra-Group Debt as it is directed by the Security Agent to take and, if so required by the

Security Agent, shall waive or release the Intra-Group Debt and/or terms applicable to it in such manner and to such extent as the Security Agent may direct.

10.8                        Limited recourse – HA Funding Pty Limited

(a)           Subject to Clause 5.8(d) but despite any other provision of this Deed, HA Funding Pty Limited is only obliged to pay any amount otherwise payable under or in relation to this Deed to the extent that the amount can be satisfied out of the Charged Property.

(b)           Subject to Clause 5.8(d) but despite any other provision of this Deed, the Australian Security Trustee must not:

(i)            take any action against HA Funding Pty Limited personally to recover any part of the Secured Moneys which cannot be recovered out of the Charged Property; or

(ii)           levy execution or bring any other proceedings (other than to enforce a Transaction Document) against any property of HA Funding Pty Limited which does not form part of the Charged Property to recover any part of the Secured Moneys.

(c)           Clause 5.8(b) operates as a covenant not to sue and not as a release, and may be pleaded in bar to any action brought in breach of it.

(d)           Nothing in this Clause 5.8 affects the rights of the Australian Security Trustee or the liability of HA Funding Pty Limited with respect to fraud, gross negligence or wilful misconduct by HA Funding Pty Limited.

11.                               SECURITY

11.1                        Priority and Subordination of Security

All Security will, save as otherwise provided by the Canadian Law Security Documents, for all purposes and at all times secure only Senior Indebtedness (or part of it).

11.2                        Hedging Indebtedness

The Security constituted by the Security Documents and in respect of which the relevant Hedging Bank is a Beneficiary in its capacity as a Bank under any of the Facilities Agreements shall, to the extent permitted by applicable law, secure the Hedging Indebtedness owed to that Hedging Bank and the remainder of the relevant Senior Indebtedness on a pari passu basis.

11.3                        Junior Creditors

No Junior Creditor will hold or have the benefit of any security or guarantee in respect of the Junior Debt (save to the extent required or not prohibited by to the Senior Finance Documents).

11.4                        Release of Security

(a)           Subject to Clause 6.4 (d) and save as otherwise provided in the Canadian Law Security Documents, the Security Agent shall, at the request of the Parent, and is hereby authorised by each of the Beneficiaries to execute on behalf of itself and each Beneficiary, without the need for any further referral to, or authority from, any Beneficiary, releases of the whole or any part of the Security (and certification of non-crystallisation of floating charges) or any guarantees given by any Obligor under any Senior Finance Document:

(i)            upon the Indebtedness secured thereby being discharged in full; or

(ii)           upon the security provider ceasing to be an Obligor subject to, and in accordance with, the terms of the Finance Documents; or

(iii)          in connection with (A) any Permitted Disposal of any property that is subject to a Security, (B) any sale or other disposition of any property otherwise permitted by the Finance Documents, (C) any sale or other disposition of any property that is subject to Security where the Facility Agent or the Security Agent (as required) has consented to the disposal pursuant to the Finance Documents, (D) any sale or any other disposition of any property pursuant to a merger, consolidation, reorganisation, winding-up, securitisation, Take-Out Financing or sale and leaseback permitted by the Finance Documents to the extent necessary to enable such merger, consolidation, reorganisation, winding-up, securitisation, Take-Out Financing or sale and leaseback to take place or (E) the creation of any Encumbrance permitted by paragraph (x) of the definition of Permitted Encumbrance and the equivalent provisions under the B Facility Agreement, provided that, to the extent that the disposal of such property is a Permitted Disposal or a sale or disposition otherwise permitted by the Finance Documents, the property shall be declared to be automatically released from the Security with effect from the day of such disposal, including without limitation:

SCHEDULE 1any formal release (and certification of non-crystallisation of floating charges) of any asset in connection with any such transaction (including any such transaction effected pursuant to an enforcement of the Security or any part of it);

SCHEDULE 2any release of any guarantee given under any Senior Finance Document where all the shares in the capital of the party giving such guarantee are disposed of in accordance with the terms of and without any breach of the Senior Finance Documents (including pursuant to an enforcement of the Security or part of it);

SCHEDULE 3any release of any part of the Security given by any Obligor which is or is a subsidiary of a company which is sold in accordance with the terms of and without any breach of the Senior Finance Documents (including pursuant to an enforcement of the Security or part of it); and

SCHEDULE 4if the asset disposed of consists of all of the shares in the share capital of an Obligor or any holding company of that Obligor or if the Security Agent is entitled and wishes to release, sell, transfer, assign or otherwise dispose of any intercompany loans, receivables or other liabilities (past, present and future and both actual and contingent) owed by that Obligor, any agreement to dispose of, or otherwise release, all or any part of those intercompany loans, receivables or other liabilities on (past, present and future and both actual and contingent) on behalf of the relevant Finance Party, relevant Junior Creditor and Obligors (with the proceeds thereof being applied as if they were the proceeds of enforcement of  Security).

(b)           On a Discharge Date, the Security Agent shall, at the request and cost of the Parent or the Coordinator, release and cancel the Security to the extent it relates only to Indebtedness in respect of which a Discharge Date has occurred and (if applicable) procure the re-assignment or re-transfer to the relevant Obligor of the property and assets assigned or transferred to the Security Agent pursuant to the relevant Security Document, in each case subject to paragraph (c) of this Clause 6.4 (Release of Security) and without recourse to, or any representation or warranty by, the Security Agent or any of its nominees.

(c)           If the Security Agent, acting reasonably, considers that any amount paid or credited to any Beneficiary is reasonably likely to be avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws, the liability of each Obligor under the relevant Security Document and that part of the Security constituted by such Security Document shall continue and such amount shall not be considered to have been irrevocably paid.

(d)           Nothing in this Clause 6.4 will operate as a release, discharge or cancellation (whether or not automatic) of the Australian Security Document without the prior written consent of the Parent if such release, discharge or cancellation would result in any Australian state or territory stamp or other documentary duty or tax being levied at an ad valorem or non-fixed rate.

(e)           If the Security Agent (acting reasonably) considers that it is necessary to release an Intra-Group Debtor or an Intra-Group Creditor from its obligations hereunder in that capacity to facilitate a Take-Out Financing it shall take all such steps as are reasonably necessary to do so.

12.                               ENFORCEMENT OF SECURITY

12.1                        Enforcement of Security

(a)           Prior to the Senior Discharge Date, the Security Agent shall (save as otherwise provided in the Canadian Law Security Documents) act:

(i)            in relation to the Security Documents in respect of all the Senior Indebtedness collectively, in accordance with the instructions of all of  the Majority Banks;

(ii)           in relation to the NZ Security Documents, in accordance with the instructions of the Majority NZ Banks; and

(iii)          in relation to the A/C Security Documents, in accordance with the instructions of the Majority A/C Banks.

13.                               SUBORDINATION ON INSOLVENCY

13.1                        Subordination

Upon the occurrence of an Insolvency Event in relation to an Obligor, the claims against that Obligor in respect of the Junior Debt will be subordinate in right of payment to the claims against that Obligor in respect of the Senior Indebtedness.

13.2                        Exercise of Rights

Upon the occurrence of an Insolvency Event in relation to an Obligor, the Security Agent may and is irrevocably authorised until the time when the Senior Discharge Date has occurred, on behalf of the Intra-Group Creditors to:

(a)           demand, claim, enforce and prove for, the Intra-Group Indebtedness due from that Obligor; and/or

(b)           file claims and proofs, give receipts and take all such proceedings and do all such things as the Security Agent considers reasonably necessary to recover, the Intra-Group Indebtedness due from that Obligor; and/or

(c)           receive distributions of any kind whatsoever in respect or on account of Intra-Group Indebtedness due from that Obligor for application in accordance with Clause 10.1 (Application),

provided that if, for any reason whatsoever, the Security Agent does not exercise or is not entitled to take such action for the recovery of the Intra-Group Indebtedness as aforesaid, the relevant Intra-Group Creditors hereby undertake to take such action and give such notices as the Security Agent may reasonably require from time to time.  The Security Agent shall notify the Parent as soon as reasonably practicable following any demand, claim or proof made by it under this Clause 8.2 (Exercise of Rights) and (upon request by the Parent) provide the Parent with a copy of such documentation.

13.3                        Voting

(a)                                  Upon the occurrence of an Insolvency Event in relation to an Obligor prior to the A1 Discharge Date, the A2 Finance Parties shall exercise (x) all powers of convening meetings, voting and representations (as the case may be) in respect of the A2 Indebtedness (in each case, to the extent required for the purposes of the following sub-paragraph (y)) and (y) all of its voting rights in any proceeding relating to such Insolvency Event in respect of the Security, including voting to approve a plan of reorganisation to the extent it affects the Security or its proceeds in accordance with the instructions of the Majority A1 Banks, provided that nothing in this paragraph (a) will entitle the Security Agent to exercise or require the, A2 Finance Parties to exercise such powers in order to waive, reduce, discharge or extend the due date for payment of or reschedule any of the A2 Indebtedness and provided further that the A2 Finance Parties shall be entitled to file such claims and proofs as may be necessary to ensure that the A2 Indebtedness may be enforced in any insolvency or liquidation proceeding.

(b)                                 Upon the occurrence of an Insolvency Event in relation to an Obligor, the Security Agent may, and is irrevocably authorised until the time when the Senior Discharge Date has occurred, on behalf of the Intra-Group Creditors to, exercise (x) all powers of convening meetings, voting and representations (as the case may be) in respect of the Intra-Group Debt (in each case, to the extent required for the purposes of the following sub-paragraph (y)) and (y) all voting rights of the Intra-Group Creditors in any proceeding relating to such Insolvency Event in respect of the Security, including voting to approve a plan of reorganisation to the extent it affects the Security or its proceeds, and each Intra-Group Creditor, will provide all forms of proxy and of representation requested by the Security Agent for that purpose, provided that if, for any reason whatsoever, the Security Agent is not entitled to take such action or exercise such powers as aforesaid, the Intra-Group Creditors hereby undertake to take such action and exercise such powers as the Security Agent may reasonably require from time to time.

13.4        Distributions

Upon the occurrence of an Insolvency Event in relation to an Obligor (other than an Obligor under the B Facility Agreement in respect of paragraph (i) below), the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of that Obligor or their proceeds shall be directed: (i) prior to the A1 Discharge Date, by the A2 Finance Parties to pay distributions of any kind whatsoever on the A2 Indebtedness to the Security Agent for payment to the A1 Finance Parties, pro rata and (ii) by the Junior Creditors to pay distributions of any kind whatsoever on the Junior Debt of that Obligor direct to the Security Agent for application in accordance with Clause 10.1 (a), (b), (c), (d), (e) or (f) (Application), as applicable, until the Senior Indebtedness is paid in full.

14.                               TURNOVER OF RECEIPTS

14.1                        Turnover

(a)                                  If at any time prior to the occurrence of the A1 Discharge Date, any A2 Finance Party receives or recovers (i) a payment, distribution, set-off or combination of any kind whatsoever in respect or on account of any A2 Indebtedness; or (ii) proceeds pursuant to any Enforcement Action (including, without limitation, action in respect of any guarantee or the Security Documents or taken in accordance with Clause 8 (Subordination on Insolvency) or otherwise) it will promptly pay all amounts received by it to the Security Agent for payment to the A1 Finance Parties, pro rata, after deducting therefrom any interest payments received by it in the ordinary course of business and/or any amounts as permitted pursuant to Clause 4.1 (Senior Indebtedness) the costs, liabilities and expenses (if any) reasonably incurred by such A2 Finance Party in receiving such payment, distribution, set-off or combination and pending such payment, will hold these amounts on trust for the Security Agent.

(b)                                 If at any time prior to the occurrence of the Senior Discharge Date:

(i)                                     any A Finance Party receives or recovers any A Proceeds, it will promptly pay all amounts received by it to the Security Agent for application pursuant to Clause 10.1 (b) (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred by such A Finance Party in recovering or receiving such proceeds;

(ii)                                  any NZ Finance Party receives or recovers any NZ Proceeds, it will promptly pay all amounts received by it to the Security Agent for application pursuant to Clause 10.1 (c) (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred by such NZ Finance Party in recovering or receiving such proceeds;

(iii)                               any C Finance Party receives or recovers any C Proceeds, it will promptly pay all amounts received by it to the Security Agent for application pursuant to Clause 10.1 (d) (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred by such C Finance Party in recovering or receiving such proceeds;

(iv)                              any A/C Finance Party receives or recovers any A/C Proceeds, it will promptly pay all amounts received by it to the Security Agent for application pursuant to Clause 10.1 (e) (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred by such A/C Finance Party in recovering or receiving such proceeds;

(v)                                 the Australian Security Trustee receives or recovers proceeds pursuant to any Enforcement Action (including, without limitation, action in respect of any guarantee or Australian Security Document or taken in accordance with Clause 8 (Subordination on Insolvency) or otherwise, it will promptly pay all amounts received by it to the Security Agent for application pursuant to paragraph (a) or (b) (as the case may be) of

Clause 10.1 (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving such proceeds;

(vi)                              any Intra-Group Creditor receives or recovers a payment, distribution, set-off or combination of any kind whatsoever in respect of or on account of any Intra-Group Indebtedness which is not permitted by Clause 4.3 (Intra-Group Indebtedness) or a payment, distribution, set-off or combination to which the Majority Banks have not previously consented in writing, or receives or recovers proceeds pursuant to any Enforcement Action (including, without limitation, action taken in accordance with Clause 8 (Subordination on Insolvency)) it will promptly pay all such amounts received by it to the Security Agent for application in accordance with Clause 10.1(a) (Application);

(vii)         any Equity Finance Provider receives or recovers a payment, distribution, set-off or combination of any kind whatsoever in respect of or on account of any Equity Financing Indebtedness which is not permitted by Clause 4.2 (Permitted Equity Financing Indebtedness Payments) or a payment, distribution, set-off or combination to which the Majority Banks have not previously consented in writing, or receives or recovers proceeds pursuant to any Enforcement Action (including, without limitation, action taken in accordance with Clause 8 (Subordination on Insolvency)) it will, if either (x) at the time it makes such recovery, it knows that such receipt or recovery is prohibited by Clause 4.2 (Permitted Equity Financing Indebtedness)   or (y) such receipt or recovery or a series of related receipts or recoveries is in an aggregate amount in excess of EUR10 million (or its equivalent in other currencies) and such payment, distribution, set-off or combination is prohibited by Clause 4.2 (Permitted Equity Financing Indebtedness Payments) and (in either case) the Majority Banks have not consented in writing to it, promptly pay all such amounts received by it to the Security Agent for application in accordance with Clause 10.1(a) (Application) unless the breach of Clause 22.5 (Subordinated Debt) or Clause 22.8 (Permitted Distributions) of the A/C Facilities Agreement or the equivalent provision in either of the other Facilities Agreements which gave rise to a breach of Clause 4.2 (Permitted Equity Financing Indebtedness Payments) has been remedied or waived or consented to in writing by the Majority Banks and provided that the maximum amount that the Equity Finance Providers may be required to pay under this paragraph (vii) shall be the lesser of the amount they receive in breach of Clause 4.2 (Permitted Equity Financing Indebtedness Payments) and the amount then due but unpaid under the Senior Finance Documents;

(viii)        any Hedging Bank receives or recovers proceeds pursuant to any Enforcement Action, it will promptly pay all amounts received (or in the case of a recovery obtained by way of set-off, an amount equal to the amount thereof) to the Security Agent for application in accordance with paragraph (a) or (b) (as the case may be) of Clause 10.1 (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving such proceeds; or

(ix)                                any Finance Party receives or recovers any proceeds or amounts other than A Proceeds, NZ Proceeds, C Proceeds or A/C Proceeds (as applicable), it will promptly pay all amounts received by it to the Security Agent for application pursuant to Clause 10.1(a) (Application) after deducting therefrom the costs, liabilities and expenses (if any) reasonably incurred by such Finance Party in recovering or receiving such proceeds;

and, in each case, pending such payment, will hold such amounts on trust for the Security Agent.

14.2                        No reduction or discharge

No Indebtedness shall be deemed to have been reduced or discharged in any way or to any extent by any payment or distribution to the Security Agent in accordance with Clause 9.1 (Turnover).

15.                               APPLICATION OF RECOVERIES

15.1                        Application

(a)                                  Save as otherwise provided in this Deed and the Canadian Law Security Documents and save for A Proceeds, NZ Proceeds, C Proceeds, A/C Proceeds and all proceeds of enforcement of the Security and all other amounts received from any Obligor in respect of any Senior Indebtedness (other than those payments that are permitted pursuant to, and are made in accordance with the terms of, the Senior Finance Documents) (the “Other Proceeds”) and all amounts paid to the Security Agent under this Deed shall be applied in the following order:

(i)                                     first, in payment, pro rata, of unpaid fees, costs and expenses (including interest thereon in accordance with the Security Documents) incurred by or on behalf of the Security Agent and the Australian Security Trustee (and any receiver, adviser or agent appointed by either of them) in accordance with the terms of the Finance Documents and the remuneration of the Security Agent and the Australian Security Trustee and its advisers or agents and any receivers appointed under the Security Documents incurred in accordance with the terms of the Finance Documents;

(ii)                                  second, in payment, pro rata, of unpaid costs and expenses incurred in accordance with the terms of the Senior Finance Documents by or on behalf of the Senior Finance Parties in connection with enforcement of the Security and which any Obligor is obliged to pay or reimburse to any Senior Finance Party in accordance with the Senior Finance Documents;

(iii)                               third, in payment, pro rata, to:

SCHEDULE 1the A/C Facility Agent (for itself and for the other A Finance Parties) for application towards unpaid and outstanding A Indebtedness;

SCHEDULE 2the NZ Facility Agent (for itself and for the other NZ Finance Parties) for application towards unpaid and outstanding NZ Indebtedness;

SCHEDULE 3the A/C Facility Agent (for itself and for the other C Finance Parties) for application towards unpaid and outstanding C Indebtedness; and

(iv)                              fourth, in payment of any surplus to the relevant Obligors, the Equity Finance Providers and/or the other persons entitled to it, in each case, as determined by the Parent in consultation with the Security Agent.

(b)                                 Save as otherwise provided in the Canadian Law Security Documents or as otherwise provided in this Deed, all A Proceeds shall be applied in the following order:

(i)                                     first, in payment, pro rata, of unpaid fees, costs and expenses (including interest thereon in accordance with the A Security Documents) incurred by or on behalf of the Security Agent or the Australian Security Trustee (and any receiver, adviser or agent appointed by either of them) in accordance with the terms of the A/C Finance Documents and the remuneration of the Security Agent  or the Australian Security Trustee and their respective advisers or agents and any receivers appointed under the A Security Documents;

(ii)                                  second, in payment, pro rata, of unpaid costs and expenses incurred in accordance with the terms of the A/C Finance Documents by or on behalf of the A Finance Parties in connection with enforcement of the relevant Security and which any Obligor is obliged to pay or reimburse to any A Finance Party in accordance with the A/C Finance Documents;

(iii)                               third, in payment to the A/C Facility Agent (for itself and for the other A Finance Parties) for application towards unpaid and outstanding A Indebtedness;

(iv)                              fourth, for application in accordance with Clause 10.1(d) (Application) as if such A Proceeds were C Proceeds;

(v)                                 fifth, in payment of any surplus to the Obligors under the A/C Finance Documents, the Equity Finance Providers and/or the other persons entitled to it, in each case, as determined by the Parent in consultation with the Security Agent.

(c)                                  Save as otherwise provided in this Deed, all NZ Proceeds shall be applied in the following order:

(i)                                     first, in payment of unpaid fees, costs and expenses (including interest thereon in accordance with the NZ Security Documents) incurred by or on behalf of the Security Agent (and any receiver, adviser or agent appointed by it) in accordance with the terms of the NZ Finance Documents and the remuneration of the Security Agent and its advisers or agents and any receivers appointed under the NZ Security Documents;

(ii)                                  second, in payment, pro rata, of unpaid costs and expenses incurred by or on behalf of the NZ Finance Parties in accordance with the terms of the NZ Finance Documents in connection with enforcement of the NZ Security Documents and which any Obligor is obliged to pay or reimburse to any NZ Finance Party in accordance with the NZ Finance Documents;

(iii)                               third, in payment to the NZ Facility Agent (for itself and for the other NZ Finance Parties) for application towards unpaid and outstanding NZ Indebtedness; and

(iv)                              fourth, in payment of any surplus to the Obligors under the NZ Finance Documents, the Equity Finance Providers and/or the other persons entitled to it, in each case, as determined by the Parent in consultation with the Security Agent.

(d)                                 Save as otherwise provided in this Deed, all C Proceeds shall be applied in the following order:

(i)                                     first, in payment, pro rata, of unpaid fees, costs and expenses (including interest thereon in accordance with the C Security Documents) incurred by or on behalf of the Security Agent (and any receiver, adviser or agent appointed by it) in accordance with the terms of the A/C Finance Documents and the remuneration of the Security Agent and its advisers or agents and any receivers appointed under the C Security Documents;

(ii)                                  second, in payment, pro rata, of unpaid costs and expenses incurred in accordance with the terms of the A/C Finance Documents by or on behalf of the C Finance Parties in connection with enforcement of the relevant Security and which any Obligor is obliged to pay or reimburse to any C Finance Party in accordance with the A/C Finance Documents;

(iii)                               third, in payment to the A/C Facility Agent (for itself and for the other C Finance Parties) for application towards unpaid and outstanding C Indebtedness;

(iv)                              fourth, for application in accordance with Clause 10.1(b) (Application) as if such C Proceeds were A Proceeds; and

(v)                                 fifth, in payment of any surplus to the Obligors under the A/C Finance Documents, the Equity Finance Providers and/or the other persons entitled to it, in each case, as determined by the Parent in consultation with the Security Agent,

(e)                                  Save as otherwise provided in this Deed, all A/C Proceeds, NZ Proceeds (Parent) and NZ Proceeds (HEL) shall be applied in the following order:

(i)                                     first, in payment, pro rata, of unpaid fees, costs and expenses (including interest thereon in accordance with the Security Documents) incurred by or on behalf of the Security Agent or the Australian Security Trustee (and any receiver, adviser or agent appointed by either of them) in accordance with the terms of the Senior Finance Documents and the remuneration of the Security Agent or the Australian Security Trustee and their respective advisers or agents and any receivers appointed under the Senior Finance Documents;

(ii)                                  second, in payment, pro rata, of unpaid costs and expenses incurred in accordance with the terms of the Senior Finance Documents by or on behalf of the Senior Finance Parties in connection with enforcement of the relevant Security or claim under the relevant guarantee and which any Obligor is obliged to pay or reimburse to any Senior Finance Party in accordance with the Senior Finance Documents;

(iii)                               third, in payment to the A/C Facility Agent (for itself and for the other A/C Finance Parties) and the NZ Facility Agent (for itself and for the other NZ Finance Parties) for application towards unpaid and outstanding A/C Indebtedness and NZ Indebtedness, pari passu between themselves; and

(iv)                              fourth, in payment of any surplus to the Obligors under the A/C Finance Documents, the Equity Finance Providers and/or the other persons entitled to it, in each case, as determined by the Parent in consultation with the Security Agent.

(f)                                    Notwithstanding anything to the contrary in paragraphs (b) and (d) of this Clause 10.1, in the event that proceeds are recovered which satisfy the definitions of  both A Proceeds and C Proceeds in circumstances where they could constitute either, the following rules of application shall apply:

(i)                                     all proceeds recovered from a person (the “payer”) who is a Borrower under the A Facility or the C Facility but not both shall be applied in the following order:

SCHEDULE 1first, in or towards repayment of Advances made to that Borrower and other amounts owing by the payer in its capacity as Borrower, such proceeds being deemed to have been recovered from that Borrower in its capacity as such;

SCHEDULE 2second, in or towards repayment of Advances made to other Borrowers and other amounts owing by such Borrowers under the Facility in respect of which that payer is a Borrower (and for these purposes, for the avoidance of doubt, the A1 Facility and the A2 Facility are both part of the A Facility), such proceeds being deemed to have been recovered from that payer in its capacity as Guarantor of the Borrowers’ obligations under the Facility in respect of which it is a Borrower; and

SCHEDULE 3third, in or towards repayment of Advances made to other Borrowers and other amounts owing by such Borrowers under the Facility in respect of which that payer is not a Borrower (and for these purposes the A1 Facility and the A2 Facility are both part of the A Facility), such proceeds being deemed to have been recovered from that payer in its capacity as Guarantor of the Borrowers’ obligations under the Facility in respect of which it is not a Borrower;

(ii)           all proceeds recovered from a payer who is a Borrower under both the A and the C Facilities shall be treated as if they were Other Proceeds and shall be applied in accordance with paragraph (a) of this Clause 10.1, provided that such proceeds shall only be applied in relation to any A/C Indebtedness; and

(iii)          all proceeds recovered from a payer who is not a Borrower shall be treated as if they were Other Proceeds and shall be applied in accordance with paragraph (a) of this Clause 10.1, provided that such proceeds shall only be applied in relation to any A/C Indebtedness.

(g)           Notwithstanding the aforementioned provisions of this Clause 10.1 (Application), each of the parties to this Deed hereby agrees and acknowledges that each Beneficiary which is a non German resident and is not a Treaty Lender shall not at any time take the benefit, directly or indirectly, of any security interest in any real estate located in Germany over which a security interest is granted to the Security Agent for the benefit of the Beneficiaries or in any proceeds of enforcement in respect thereof (the “Real Estate Security”), in respect of its participation in the Senior Indebtedness. It is further hereby agreed that such a Beneficiary shall not at any time take the benefit, directly or indirectly, of any additional right in respect of any other security interest granted to the Security Agent for the benefit of the Beneficiaries pursuant to the Security Documents to compensate for such a Beneficiary not having the benefit of any security interest in the Real Estate Security.

(h)           Notwithstanding the aforementioned provisions of this Clause 10.1 (Application), each of the parties to this Deed hereby agrees and acknowledges that any proceeds of enforcement of a Security Document or a guarantee of Senior Indebtedness may only be applied to discharge amounts secured by that Security Document or guaranteed by that guarantee.

(i)            Notwithstanding anything to the contrary contained in this Clause 10 (Application of Recoveries), each of the parties to this Deed hereby agrees and acknowledges that no proceeds of enforcement of any of the Security

Documents (except for the Italian Law Security Documents) or any guarantee of Senior Indebtedness shall be applied to discharge amounts outstanding under any Italian Non-Guaranteed Tranche.

15.2        Appropriations

Subject to Clause 9.1 (Turnover) and Clause 10.1 (Application), each Senior Finance Party until (and including) the Senior Discharge Date, may (subject in each case to the provisions of this Deed and the other Senior Finance Documents):

(a)           apply any moneys received under this Deed to any item of account or liability in respect of the Senior Indebtedness in such order or manner as it may reasonably determine (save as expressly provided in any Senior Finance Document); and

(b)           hold any moneys received under this Deed in a suspense account (bearing interest at a market rate usual for accounts of that type) unless and until such moneys are sufficient in aggregate to discharge in full all amounts then due and payable in respect of the Senior Indebtedness.

16.          SUBROGATION

16.1        Subrogation of A2 Finance Parties

(a)           If the A1 Indebtedness is wholly or partially paid out of any proceeds received in respect or on account of the A2 Indebtedness owing to one or more of the A2 Finance Parties, those A2 Finance Parties will to that extent be subrogated to the A1 Indebtedness so paid and to all Security and guarantees for that A1 Indebtedness, provided that:

(i)            the A2 Finance Parties may not, without the prior written consent of the Majority A1 Banks, exercise such subrogation rights prior to the A1 Discharge Date; and

(ii)           each A1 Finance Party is indemnified to its reasonable satisfaction by those A2 Finance Parties against any costs, expenses and liabilities that they incur in relation thereto.

(b)           After the A1 Discharge Date, each A1 Finance Party will give such assistance to the A2 Finance Parties and/or the Security Agent may reasonably require in exercising such rights of subrogation, provided that such A1 Finance Party is indemnified to its reasonable satisfaction by the A2 Finance Parties against any costs, expenses and liabilities that they may incur in relation thereto.

16.2        No Subrogation of Junior Creditors

The Junior Creditors will not under any circumstances exercise any rights of subrogation in respect of any of the rights of the Senior Finance Parties or any Security or guarantees arising under the Finance Documents until the Senior Discharge Date, except with the consent of all of the Majority Banks.

17.          PROTECTION OF SUBORDINATION

17.1        Continuing Subordination

The subordination provisions in this Deed constitute a continuing subordination and benefit to the ultimate balance of the Senior Indebtedness, regardless of any intermediate payment or discharge of any such Senior Indebtedness in whole or in part.

17.2        Waiver of Defences

The subordination and priority provisions in this Deed will not be affected by any act, omission or circumstance which (but for this provision) may operate to release or otherwise exonerate the Senior Finance Parties, the Equity Finance Providers, the Intra-Group Creditors and/or the Obligors from their obligations hereunder or otherwise affect such subordination and priority provisions including, without limitation:

(a)           any time or indulgence granted to or composition with any Obligor or any other person; or

(b)           the taking, variation, compromise, renewal or release of or refusal to enforce any rights, remedies or securities against or granted by any Obligor or other member of the Group or any other person; or

(c)           the actual date and time of creation, execution, delivery, recording, filing, attachment or perfection of any Security; or

(d)           any non-perfection of any Security purportedly securing any such obligations (including, without limitation, whether any such Security is now perfected, hereafter ceases to be perfected, is avoidable by any bankruptcy trustee or is otherwise is set aside or, invalidated or lapses); or

(e)           the initiation of any bankruptcy, moratorium, reorganisation or other insolvency proceeding with respect to any Obligor; or

(f)            any legal limitation, disability, incapacity or other circumstance relating to any Obligor or any other person or any amendment to or variation of the terms of this Deed or any other document or security (including, without limitation, any Finance Document); or

(g)           any fluctuation in or partial repayment or prepayment of the Senior Indebtedness or the Junior Debt; or

(h)           subject as expressly provided herein, any variation or replacement of any Finance Document, including, without limitation, for the purpose of increasing amounts outstanding thereunder; or

(i)            any lack of validity or enforceability of any Finance Document or any other agreement or instrument relating thereto; or

(j)            any other circumstance that might otherwise constitute a defence available to, or a discharge of, any Obligor, a subordinated creditor or a secured subordinated creditor.

17.3        Marshalling

The A2 Finance Parties (until the A1 Discharge Date), each of the Obligors and the Junior Creditors waive, to the fullest extent permitted by applicable law, any requirement regarding, and agree not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law.

17.4        Set Aside of Payments

This Deed shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by a Finance Party upon the insolvency, bankruptcy or reorganisation of any Obligor or otherwise, all as though such payment had not been made.

17.5        Right of Equity Finance Providers to Prove

Notwithstanding any other provision of this Clause 12 or any other provision of this Deed, on the occurrence of an Insolvency Event in relation to an Obligor, an Equity Finance Provider may prove for the amounts owing to it by that Obligor.

18.          STATUS OF OBLIGORS

Each Obligor and each Junior Creditor acknowledges the priorities, rights and obligations set out herein and undertakes with each of the Senior Finance Parties to comply with its respective obligations hereunder and not to take or agree to take any action which would in any way prejudice or affect the enforcement of the provisions of this Deed or any other Finance Document or do anything which would be inconsistent with any provisions hereof.

19.          AMENDMENTS TO DOCUMENTS

19.1        Amendments to Senior Finance Documents

(a)           Subject to Clause 14.2 (Amendments to Security Documents), no Senior Finance Party will, except with the prior written consent of all the relevant Majority Banks:

(i)            agree to any Material Variation to any of the Facilities Agreements to which it is party; or

(ii)           agree to a deferral of any scheduled repayment and/or the extension of the maturity dates of any Advance in which it participates; or

(iii)          assign or otherwise transfer (other than by way of charge or security) rights and/or obligations under the Finance Documents to which it is party other than in accordance with the provisions thereof and provided that, simultaneously with such assignment or transfer, the relevant

Senior Finance Party will procure that the new party agrees in favour of the other parties to this Deed to be bound by the provisions of this Deed pursuant to and in accordance with Clause 36 (Assignments and Transfers) of the A/C Facilities Agreement or the equivalent provisions in the B Facility Agreement.

(b)           This Clause 14.1 (Amendments to Senior Finance Documents) shall not apply to any Hedging Agreements.

19.2        Amendments to Security Documents

(a)           Subject to Clause 44.2 (Amendments Requiring Different Consent Levels) of the A/C Facilities Agreement and the equivalent provisions in the B Facility Agreement, any provision of a Security Document may be amended or waived by the written agreement of the relevant Obligor or Obligors (as the case may be) and the Security Agent (acting pursuant to sub-paragraph (b) below) or the Australian Security Trustee (acting pursuant to the Australian Security Trust Deed).

(b)           In agreeing to amend or waive the provisions of any Security Document, the Security Agent shall act in accordance with the instructions of the relevant Majority Banks in respect of the Facilities in respect of which the relevant Security was granted.

19.3        Amendments relating to this Deed

(a)           Waivers, consents or amendments in relation to this Deed not materially affecting the rights or obligations of any of the parties to this Deed may be agreed by:

(i)            each of the Facility Agents and the Coordinator; or

(ii)           where such waivers, consents or amendments only relate to certain of the parties to this Deed, those parties (including, in each case, the Facility Agents).

(b)           Subject to paragraph (a) above, the Facility Agents and the Coordinator at the applicable time may, from time to time, agree to amend this Deed and any amendments so made by the Security Agent, Facility Agents and the Coordinator shall be binding on all the Parties provided that any amendment which would in the reasonable opinion of the Facility Agents and the Coordinator:

(i)            materially and adversely affect any right of any of the Senior Finance Parties may not be made without the prior written consent of the relevant Majority Banks; or

(ii)           impose or vary any obligation of any of the Senior Finance Parties may not be made without the prior written consent of the relevant Majority Banks; or

(iii)          materially and adversely affect any right, or impose or vary any obligation, of any other Party may not be made without the consent of that Party.

20.          REPRESENTATIONS AND WARRANTIES

Each party to this Deed hereby represents and warrants to and for the benefit of each of the other parties to this Deed that it:

(a)           is a corporation, company or other person duly incorporated (or as the case may be, organised) and, if applicable, in good standing, under the laws of its jurisdiction of incorporation has the power to own its assets and to carry on its business substantially as it is being conducted, save where the lack of such power is not reasonably likely to have a Material Adverse Effect; and

(b)           has all necessary consents, approvals, authorisations and legal capacity to enter into this Deed and all necessary corporate, shareholder and other action has been taken to ensure that this Deed has been validly entered into by it and it creates, legal and valid obligations binding on it and enforceable against it in accordance with the terms thereof, subject to the reservations made in the Legal Opinions, in accordance with terms thereof and, in each case subject to applicable insolvency, bankruptcy, liquidation, administration, moratorium, reorganisation and similar laws affecting the rights of creditors generally, general principles of equity and any other reservations made in the Legal Opinions unless failure to obtain such consents, approvals and authorisations or to have such capacity or to take such action would not reasonably be expected to have a Material Adverse Effect.

21.          INFORMATION AND CO-OPERATION

21.1        Other Information

Each Obligor on behalf of each other member of the Group authorises each of the Senior Finance Parties to disclose to each other all information relating to such member of the Group or the Group as a whole coming into any of their possession in connection with the Senior Finance Documents (including, without limitation, the respective amounts of the Indebtedness outstanding from time to time) so long as such information is treated confidentially to the extent required by the Finance Documents.

21.2        Co-operation

Each of the Obligors (promptly upon request of the Security Agent) and each of the Senior Finance Parties undertakes to use all reasonable endeavours to ensure that any and all Security now or hereafter held or obtained from any member of the Group for or in respect of the Senior Indebtedness shall be constituted by the Security Documents and held by the Security Agent (or the Australian Security Trustee in the case of the Australian Security Document), in its own name or as agent, for the joint benefit of the relevant Senior Finance Parties in accordance with their respective priority entitlements set out in this Deed.  If for any reason it is not possible for any such Security to be held by the Security Agent or the Australian Security Trustee as aforesaid, the Senior Finance Parties shall procure that any alternative holder of security shall, as a condition precedent to its accepting any such Security, adhere to this Deed by accepting obligations mutatis mutandis identical in all material respects to those incumbent on the Security Agent hereunder.

21.3        Consultation

The relevant Facility Agents, the Security Agent and the Australian Security Trustee (if relating to the Australian Security Document) shall, from time to time (to the extent practicable), consult:

(a)           before taking any formal steps to exercise any remedy against any member of the Group or the taking of any other Enforcement Action; and

(b)           generally with regard to significant matters affecting the rights of the parties as regulated by this Deed;

but nothing in this Clause 16.3 (Consultation) or elsewhere in this Deed will invalidate or otherwise affect any action or step taken without such consultation.

21.4        Ranking overseas

Each of the Obligors (promptly upon request of the Security Agent) and the Senior Finance Parties undertakes to use all reasonable endeavours (not to involve expenditure of money in excess of reasonable professional fees and out-of-pocket expenses) to ensure that the provisions of this Deed as to the relative ranking of priorities and subordination as between the Senior Finance Parties, the Equity Finance Providers and the Intra-Group Creditors shall be given effect to in all relevant jurisdictions.

22.          ATTORNEY

Each Junior Creditor hereby irrevocably and by way of security appoints (to the extent it is legally able to do so) the Security Agent as its attorney (with full power of substitution and delegation) in its name and on its behalf to do anything which it has authorised the Security Agent to do under this Deed and/or is required and legally able to do under this Deed but has failed to do for a period of 10 Business Days after receiving notice from the Security Agent requiring it to do so unless such party is disputing in good faith and by appropriate proceedings that it is required to take the relevant action.

23.          HEDGING BANKS

23.1        Hedging Agreements

Each Hedging Bank will promptly provide to the Security Agent copies of the relevant Hedging Agreements to which it is a party.  The Hedging Agreements entered into by the Hedging Banks shall:

(a)           be based on the 1992 ISDA Master Agreement (or any successor agreement);

(b)           provide that in the event of termination or closing-out of any hedging transaction entered into under the terms of those Hedging Agreements for whatever reason, both the relevant Hedging Bank and the relevant Obligor may be obliged to make a compensating payment (with the intent that the defaulting party under the Hedging Agreements will be entitled to receive payment under the Hedging Agreements if the application of the termination provisions of the Hedging Agreements results in a negative number);

(c)           provide that the relevant Hedging Bank will, if so requested by the relevant Facility Agent under Clause 5.3(b) (Permitted Enforcement Action by Hedging Banks) following a declaration under Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement or equivalent provisions in the NZ Facility Agreement, be entitled to terminate or close-out any hedging transaction entered into under the relevant Hedging Agreements;

(d)           provide that an Event of Default (as defined in each of the Facilities Agreements) is an Event of Default (as defined therein);

(e)           not elect for the application of Automatic Early Termination (as defined in the relevant Hedging Agreements); and

(f)            otherwise, be in a form satisfactory to the Security Agent (acting reasonably).

23.2        Amendments

No Hedging Bank shall amend or vary the Hedging Agreements to which it is party:

(a)           so that such Hedging Agreements cease to comply with the requirements of this Clause 18 (Hedging Banks); or

(b)           in a manner which is materially prejudicial to the interests of the Senior Finance Parties under the Senior Finance Documents,

in each case, without the consent of the Security Agent acting on the instructions of the relevant Majority Banks in respect of the Facilities that would be affected thereby.

24.          PRO RATA SHARING

24.1        Senior Finance Parties

Subject to Clause 9.1 (Turnover) and as provided in Clause 19.2 (Exceptions), if any Senior Finance Party (the “Recovering Party”) receives an amount in discharge of the Senior Indebtedness (a “Recovery”) after the date of service of notice of acceleration under Clause 23.16 (Acceleration and Cancellation) of the A/C Facilities Agreement or the equivalent provisions in the B Facility Agreement other than as a result of a payment under Clause 10.1 (Application) then:

(a)           within two Business Days of receipt of the Recovery, the Recovering Party shall pay to the Security Agent an amount equal (or equivalent) to such Recovery;

(b)           the Security Agent shall redistribute such payment in accordance with Clause 10.1 (Application); and

(c)           save for any receipt by the Recovering Party as a result of the operation of paragraph (b) above, as between the relevant Obligor and the Recovering Party the Recovery shall be treated and deemed as not having been paid.

Each Senior Finance Party shall notify the Security Agent promptly of any such Recovery by it other than by payment through the Security Agent.  If any Recovery subsequently has to be wholly or partly refunded by the Recovering Party which paid an amount equal thereto to the Security Agent under Clause 19.1(a), each Senior Finance Party to which any part of that amount was distributed shall, on request from the Recovering Party, repay to the Recovering Party that Senior Finance Party’s pro rata share of the amount which has to be refunded by the Recovering Party.

24.2        Exceptions

The provisions of Clause 19.1 (Senior Finance Parties) shall not apply to any Hedging Bank as a result of exercising rights to net sums due and payable by and to it under the Hedging Agreements.

24.3        Adjustments

To the extent that by reason of applicable law the Security Agent or the relevant Facility Agent is not able to apply amounts received pursuant to enforcement of guarantees and Security Documents in payment to the Senior Finance Parties to the outstanding Senior Indebtedness due to such Senior Finance Parties as provided for in Clause 10.1 (Application) such amount shall be applied as the Security Agent shall reasonably determine, subject to paragraph (e) and (f) of Clause 10.1 (Application), in accordance with applicable law subject to the relevant Senior Finance Parties making any payments required between themselves in order to place each of the Senior Finance Parties in the same position as they would have been in had it been possible to apply amounts to the Senior Indebtedness on a pro rata basis.

25.          APPOINTMENT AND DUTIES OF SECURITY AGENT

25.1        Trust for Beneficiaries

(a)           Declaration of Trust:  To the extent the Security is not transferred, charged or granted to the Security Agent on trust and subject to the provisions of Clause 20.1(d) (Declaration of Trust and Appointment as Administrator (Germany)), Clause 20.1(e) (Agent for the Beneficiaries (France)), Clause 20.1(f) (Agent for Beneficiaries (Spain)), Clause 20.1(g) (Agent for Beneficiaries (Switzerland)), Clause 20.1(h) (Agent for Beneficiaries (Italy)),   Clause 20.1(i) (Agent for Beneficiaries (Belgium)) and Clause 20.1(j) (Agent for Beneficiaries (Québec)) and without prejudice to Clause 20.18 (Abstract Acknowledgment of Indebtedness; Joint Creditorship) and Clause 20.19 (Parallel Debt), the Security Agent declares itself trustee of the Security (save for any Security created pursuant to the Australian Security Document) to hold the same on trust for the Beneficiaries on the terms and subject to the conditions set out in this Deed. The following provisions are supplementary to the provisions of the Trustee Acts.

(b)           Trust:

(i)            The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Security Documents and this Deed and no duties, obligations and responsibilities shall be inferred or implied.

(ii)           In performing or carrying out its duties, obligations and responsibilities, the Security Agent shall be considered to be acting only in a mechanical and administrative capacity (save as expressly provided in the Security Documents or this Deed) and shall not have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with, any Obligor (save in respect of certain notification requirements as expressly provided in the Security Documents).

(c)           Covenant to Pay:  Subject to Clause 24 (Guarantee and Indemnity) of the A/C Facilities Agreement and the equivalent provisions of the B Facility Agreement (each of which shall apply to the provisions in this Deed as if set out in full herein, mutatis mutandis), each Obligor hereby covenants with the Security Agent as trustee for the Beneficiaries that, on demand of the Security Agent (whether for its own account or as trustee for the Beneficiaries) or any of the other Beneficiaries under or pursuant to the Finance Documents, such Obligor shall pay to the Security Agent when due and payable every sum at any time owing, due or incurred by such Obligor to the Security Agent (whether for its own account or as trustee for the Beneficiaries) or any of the other Beneficiaries under or pursuant to the Finance Documents (whether present or future, actual or contingent, and whether incurred solely or jointly and whether as principal or as surety or in some other capacity (including any liability for further advances made or to be made)).

(d)           Declaration of Trust and Appointment as Administrator (Germany):

(i)            Without prejudice to the generality of Clause 20.1(a) (Declaration of Trust),

(A)          each Beneficiary that is or will become party to this Deed (other than the Security Agent) hereby appoints the Security Agent as trustee (Treuhaender) and administrator for the purpose of holding on trust (Treuhand), taking, administering, enforcing and releasing the German Law Security for the Beneficiaries (other than the Security Agent);

(B)           the Security Agent accepts its appointment as a trustee and administrator of the German Law Security on the terms and subject to the conditions set out in this Deed; and

(C)           the Beneficiaries and all other parties to this Deed agree that, in relation to the German Law Security, no Beneficiary (other than the Security Agent) shall exercise any independent power to enforce any German Law Security or take any other action in relation to the enforcement of the German Law Security, or make or receive any declarations in relation thereto.

(ii)           The Security Agent shall:

(A)          hold and administer any German Law Security which is security assigned (Sicherungseigentum/Sicherungsabtretung) or otherwise transferred under a non-accessory security right (nicht akzessorische Sicherheit) to it as a trustee (Treuhänder) for the benefit of the Beneficiaries; and

(B)           hold and administer any German Law Security which is pledged (Pfandrecht) or otherwise transferred to it under an accessory security right (akzessorische Sichereit) for the benefit of the Beneficiaries.

(iii)          Each Beneficiary (other than the Security Agent) hereby authorises the Security Agent:

(A)          to enter into any documents evidencing German Law Security and to make and accept all declarations and take all actions it considers necessary or useful in connection with any German Law Security on behalf of the Beneficiaries;

(A)          to rescind, release, amend and/or execute new and/or different documents evidencing German Law Security;

(B)           to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Security Agent by the German Law Security Documents together with such powers and discretions as are reasonably incidental thereto; and

(C)           to take such action on its behalf as may from time to time be authorised under or in accordance with the German Law Security Documents.

(iv)          The Security Agent shall be exempted from the restrictions of Section 181 of the German Civil Code and shall have the right to delegate its powers as a representative in accordance with Clause 20.20(a) (Delegation).

(v)           Each Beneficiary (other than the Security Agent) hereby ratifies and approves all acts previously done by the Security Agent on such Beneficiary’s behalf in relation to the German Law Security Documents.

(e)           Agent for the Beneficiaries (France):

(i)            Each Beneficiary (other than the Security Agent) as “mandants” under French law:

SCHEDULE 1hereby irrevocably appoints the Security Agent to act as its agent (“mandataire” under French law) under and in connection with the French Law Security Documents; and

SCHEDULE 2irrevocably authorises the Security Agent to execute for and on its behalf the French Law Security Documents and to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the French Law Security Documents, together with any other rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the French Law Security Documents.

(ii)           The Security Agent will act solely for itself and as agent for the other Beneficiaries in carrying out its functions as agent under the French Law Security Documents.

(iii)          The relationship between the Beneficiaries (other than the Security Agent) on the one hand and the Security Agent on the other is that of principal (“mandant” under French law) and agent (“mandataire” under French law) only.  The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this Deed other than those for which specific provision is made by the French Law Security Documents and, to the extent permissible under French law, the other provisions of this Deed, which shall be deemed to be incorporated in this Clause 20.1(e), where reference is made to any French Law Security Documents.

(iv)          Notwithstanding Clause 28.1 (Governing Law) of this Deed, the provision of this Clause 20.1(e) and the other provisions of this Deed which are deemed to be incorporated herein, shall be governed by, and construed in accordance with, French law.  Notwithstanding Clause 28.2 (Submission to Jurisdiction) but without prejudice to Clause 28.3 (Freedom of Choice), any dispute arising out of this Clause 20.1(e) shall be submitted to the Tribunal de Commerce de Paris.

(v)           The Beneficiaries, the Security Agent and the other parties hereto which are also party to any French Law Security Document irrevocably acknowledge that the existence and extent of the Security Agent’s authority resulting from this Clause 20.1(e) and the effects of the Security Agent’s exercise of this authority shall be governed by French law.

(f)            Agent for the Beneficiaries (Spain):

(i)            Each Beneficiary (other than the Security Agent) as “mandante” under Spanish law:

(A)          hereby irrevocably appoints the Security Agent to act as its agent (“mandatario”) under and in connection with the Spanish Law Security Documents and undertakes to take any actions and grant any documents necessary for the full effectiveness of this appointment in Spain;

(B)          irrevocably authorises the Security Agent to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under this Agreement; and

(C)          irrevocably authorises the Security Agent to execute for and on its behalf the Spanish Law Security Documents and to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Spanish Law Security Documents, together with any other rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the applicable Senior Finance Documents.

(ii)           The Security Agent will act solely for itself and as agent for the other Beneficiaries in carrying out its functions as agent under the Spanish Law Security Documents.

(iii)          The relationship between the Beneficiaries (other than the Security Agent) on the one hand and the Security Agent on the other is that of principal (“mandante”) and agent (“mandatario”) only.  The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this Deed other than those for which specific provision is made by the Spanish Law Security Documents and, to the extent permissible under Spanish law, the other provisions of this Deed, which shall be deemed to be incorporated in this Clause 20.1 (f), where reference is made to any Spanish Law Security Documents.

(g)           Agent for the Beneficiaries (Switzerland):

(i)            Each Beneficiary (other than the Security Agent) as “mandataire” under Swiss law:

SCHEDULE 1hereby irrevocably appoints the Security Agent to act as its agent (“mandataire”) under and in connection with the Swiss Law Security Documents; and

SCHEDULE 2irrevocably authorises the Security Agent to execute for and on its behalf the Swiss Law Security Documents and to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Swiss Law Security Documents, together with any other rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the Swiss Law Security Documents.

(ii)           The Security Agent will act solely for itself and as agent for the other Beneficiaries in carrying out its functions as agent under the Swiss Law Security Documents.

(iii)          The relationship between the Beneficiaries (other than the Security Agent) on the one hand and the Security Agent on the other is that of principal (“mandant”) and agent (“mandataire”) only.  The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this Deed other than those for which specific provision is made by the Swiss Law Security Documents and the other provisions of this Deed, which shall be deemed to be incorporated in this Clause 20.1 (g), where reference is made to any Swiss Law Security Documents.

(h)           Agent for the Beneficiaries (Italy):

(i)            Each Beneficiary (other than the Security Agent) as “mandante” under Italian law:

SCHEDULE 1hereby irrevocably appoints the Security Agent to act as its agent (“mandatario” under Italian law) under and in connection with the Italian Law Security Documents; and

SCHEDULE 2irrevocably authorises the Security Agent to execute for and on its behalf the Italian Law Security Documents and to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Italian Law Security Documents, together with any other rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the Italian Law Security Documents.

(ii)           The Security Agent will act solely for itself and as agent for the other Beneficiaries in carrying out its functions as agent under the Italian Law Security Documents.

(iii)          The relationship between the Beneficiaries (other than the Security Agent) on the one hand and the Security Agent on the other is that of principal (“mandante” under Italian law) and agent (“mandatario” under Italian law) only.  The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this Deed other than those for which specific provision is made by the Italian Law Security Documents and, to the extent permissible under Italian law, the other provisions of this Deed, which shall be deemed to be incorporated in this Clause 20.1(h), where reference is made to any Italian Law Security Documents.

(iv)          Notwithstanding Clause 28.1 (Governing Law) of this Deed, the provision of this Clause 20.1(h) and the other provisions of this Deed which are deemed to be incorporated herein, shall be governed by, and construed in accordance with, Italian law.  Notwithstanding Clause 28.2 (Submission to Jurisdiction) but without prejudice to Clause 28.3 (Freedom of Choice), any dispute arising out of this Clause 20.1(h) shall be submitted to the Courts of Milan.

(v)           The Beneficiaries, the Security Agent and the other parties hereto which are also party to any Italian Law Security Document irrevocably acknowledge that the existence and extent of the Security Agent’s authority resulting from this Clause 20.1(h) and the effects of the Security Agent’s exercise of this authority shall be governed by Italian law.

(i)            Agent for the Beneficiaries (Belgium):

(i)            Each Beneficiary (other than the Security Agent) as “mandants” under Belgian law:

SCHEDULE 1hereby irrevocably appoints the Security Agent to act as its agent (“mandataire” under Belgian law) under and in connection with the Belgian Law Security Documents; and

SCHEDULE 2irrevocably authorises the Security Agent to execute for and on its behalf the Belgian Law Security Documents and to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Belgian Law Security Documents, together with any other rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the Belgian Law Security Documents.

(ii)           The Security Agent will act solely for itself and as agent for the other Beneficiaries in carrying out its functions as agent under the Belgian Law Security Documents.

(iii)          The relationship between the Beneficiaries (other than the Security Agent) on the one hand and the Security Agent on the other is that of principal (“mandant” under Belgian law) and agent (“mandataire” under Belgian law) only.  The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this Deed other than those for which specific provision is made by the Belgian Law Security Documents and, to the extent permissible under Belgian law, the other provisions of this Deed, which shall be deemed to be incorporated in this Clause 20.1(i), where reference is made to any Belgian Law Security Documents.

(iv)          Notwithstanding Clause 28.1 (Governing Law) of this Deed, the provision of this Clause 20.1(i) and the other provisions of this Deed which are deemed to be incorporated herein, shall be governed by, and construed in accordance with, Belgian law.  Notwithstanding Clause 28.2 (Submission to Jurisdiction) but without prejudice to Clause 28.3 (Freedom of Choice), any dispute arising out of this Clause 20.1(i) shall be submitted to the Courts of Brussels, Belgium.

(v)           The Beneficiaries, the Security Agent and the other parties hereto which are also party to any Belgian Law Security Document irrevocably acknowledge that the existence and extent of the Security Agent’s authority resulting from this Clause 20.1(i) and the effects of the Security Agent’s exercise of this authority shall be governed by Belgian law.

(j)            Agent for the Beneficiaries (Québec)

Each Beneficiary and each Canadian Borrower confirms the appointment and designation of the Canadian Supplemental Security Agent (or any successor thereto) as the person holding the power of attorney (“fondé de pouvoir”) within the meaning of Article 2692 of the Civil Code of Québec for the purposes of the hypothecary security under the deed of hypothec to be granted by each Canadian Borrower under the laws of the Province of Québec and, in such capacity, the Canadian Supplemental Security Agent shall hold the hypothecs granted under the laws of the Province of Québec as such fondé de pouvoir in the exercise of the rights conferred thereunder.  The execution by the Canadian Supplemental Security Agent, as such fondé de pouvoir, prior to the date hereof of any deed creating or evidencing any such hypothecs is hereby ratified and confirmed. Notwithstanding the provisions of Section 32 of the Act respecting the special powers of legal persons (Québec), the Canadian Supplemental Security Agent may acquire and be the holder of any of the bonds (or similar instruments) secured by such hypothecs.  Each assignee Beneficiary that becomes party to this Deed, by becoming a party to this Agreement, shall be deemed to have ratified and confirmed the appointment of the Canadian Supplemental Security Agent as fondé de pouvoir.

(k)           No Independent Power:

(i)            The Beneficiaries (other than the Security Agent or a delegate) shall have no independent power to enforce, or have recourse to, any of the Security or to exercise any rights or powers arising under the Security Documents unless the Security Agent or, as the case may be, its delegate, having been obligated to do so, fails to do so within a reasonable time and such failure is continuing or (w) in the case of the Italian Law Security Documents, as otherwise provided for by mandatory provision of Italian law, or (x) in the case of the Spanish

Law Security Documents, subject to any limitations under Spanish law for undisclosed representation (“representación indirecta”) (y) in the case of the French Law Security Documents, as otherwise provided for by mandatory provisions of French law and (z) in the case of Belgian Law Security Documents, as otherwise provided for by mandatory provisions of Belgian law.

(ii)           Any money recovered by a Beneficiary in accordance with the provisions of this Clause 20.1 shall be immediately turned over to the Security Agent in accordance with Clause 9.1 (Turnover) and the Security Agent is hereby irrevocably instructed by the Beneficiaries to apply such monies in accordance with this Deed.

(l)            The Security Agent shall not be or be deemed to be agent or trustee for any party to this Deed other than the Senior Finance Parties.

25.2        Security Agent’s Duties

The Security Agent shall:

(a)           promptly send to the relevant Facility Agents details of each communication received by it under this Deed or under the Security Documents;

(b)           promptly send to the relevant Facility Agents a copy of any legal opinion delivered under this Deed or any of the Security Documents and or any other document or information received by it pursuant to this Deed or any of the Security Documents;

(c)           subject to those provisions of this Deed which require the consent of all Beneficiaries or all of a particular category of the Beneficiaries, act in accordance with any instructions given as provided in Clause 7 (Enforcement of Security) or, if so instructed in accordance with Clause 7 (Enforcement of Security), refrain from exercising a right, power or discretion vested in it under any of the Security Documents or this Deed;

(d)           have only those duties, obligations and responsibilities expressly specified in the Security Documents or this Deed; and

(e)           promptly notify each of the Facility Agents of the occurrence of any Default on becoming aware of it.

25.3        Security Agent’s Rights

Subject to the provisions of this Deed, the Security Agent may:

(a)           perform any of its duties, obligations and responsibilities under the Security Documents or this Deed by or through its personnel, delegates or agents (on the basis that the Security Agent may extend the benefit of any indemnity received by it hereunder to its personnel, delegates or agents);

(b)           refrain from exercising any right, power or discretion vested in it under the Security Documents or this Deed until it has received instructions in accordance with this Deed;

(c)           refrain from doing anything which would or might in its opinion be contrary to any law, directive or judgment of any court of any jurisdiction or otherwise render it liable to any person and may do anything which is in its reasonable opinion necessary to comply with any such law, directive or judgment;

(d)           if it receives instructions or directions from the relevant Facility Agent to take any action in relation to this Deed or the Security Documents, assume that all applicable conditions for taking that action have been satisfied;

(e)           assume that (i) any representation made or deemed to be made by any party to the Finance Documents is true; (ii) no Default has occurred; and (iii) all the Obligors are in compliance with their obligations under the Finance Documents to which they are a party unless an officer of the Security Agent, while active on the account of the Obligors, acquires actual knowledge to the contrary;

(f)            without being liable to any person for any delay or loss caused thereby, refrain from taking any step (or further step) to protect or enforce the rights of any Beneficiary under any of the Security Documents or this Deed until it has been indemnified and/or secured to its satisfaction against any and all costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result;

(g)           accept and rely on any notice, communication, information, certificate, legal opinion or other document believed by it to be genuine and correct and assume it to have been communicated or signed by the person by whom it purports to be communicated and signed without incurring any liability for so accepting and relying, without having any duty to enquire as to the accuracy thereof and without being bound to ask for further evidence or authority or otherwise;

(h)           accept and rely as to any matter of fact which might reasonably be expected to be within the knowledge of any person in a statement by or on behalf of such person without incurring any liability for so accepting and relying, without having any duty to enquire as to the accuracy thereof and without being bound to ask for further evidence or authority or otherwise;

(i)            obtain and pay for such legal or other expert advice or services as may seem necessary to it or desirable and rely on any such advice;

(j)            accept without enquiry such title as an Obligor may have to any asset or assets intended to be the subject of the Security; and

(k)           hold or deposit any title deeds, Security Documents or any other documents in connection with any of the assets charged by the Security Documents with any bankers or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers and it shall not be responsible for or be required to insure against any loss incurred in connection with any such holding or deposit and it may pay all sums required to be paid on account or in respect of any such deposit.

25.4        Excluded Obligations

Notwithstanding anything to the contrary expressed in this Deed or any Finance Document to which it is a party, the Security Agent shall not:

(a)           be obliged to enquire as to the occurrence or continuation of any Default or as to the accuracy or completeness of any representation or warranty made by any party;

(b)           be bound to account to any other Finance Party or any other party for any sum or the profit element of any sum properly received by it for its own account;

(c)           unless ordered to do so by a court of competent jurisdiction, be bound to disclose to any other person (including any Beneficiary or Obligor) any confidential information and each Beneficiary and Obligor agrees that it shall not take any action to obtain from the Security Agent any such confidential information;

(d)           be under any obligations other than those which are expressly and specifically provided for in this Deed or any Security Document;

(e)           have or be deemed to have any other duty, obligation or responsibility whatsoever in respect of the Finance Documents (other than as expressly and specifically provided under this Deed or any Security Document) or any terms and conditions relating thereto, or any of the acts or omissions of any of the other parties thereunder;

(f)            have any obligation to marshal any security created under the Security Documents;

(g)           be required by anything contained in this Deed or any other Finance Document to which it is a party to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or to exercise any of its rights thereunder;

(h)           in any circumstances be obligated to give its own indemnity to any delegate or to become mortgagee in possession (or the equivalent under the local law of any of the Security Documents);

(i)            have any obligation to effect or consider the adequacy of any insurance;

(j)            be bound to obtain, request, or maintain any foreign exchange approval necessary for the conversion of any sum received by the Security Agent in a currency other than that in which the obligations secured by the relevant Security Document are denominated; or

(k)           have or be deemed to have any duty, obligation or responsibility whatsoever in respect of monitoring compliance by any Obligor or any Facility Agent with their respective obligations under any of the Finance Documents to which they are a party.

25.5        No responsibility to perfect security

The Security Agent shall not be liable for any failure, omission or defect in perfecting or protecting its rights under the Security Documents or the priority of the security created pursuant to such Security Documents, including without limitation, any failure to:

(a)           require the deposit with it of any deed or document certifying, representing or constituting title to any of the security created pursuant to the Security Documents;

(b)           obtain any licence, consent, approval or other authority from any person required or necessary for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Security Documents or the Security or any part thereof;

(c)           register, file, record or otherwise protect any of the Security (or the priority of any Security or any Security Documents (or any amendments thereto) under any applicable laws in any jurisdiction or give notice to any person of the execution of any of the Security Documents (or any amendments thereto) or of the Security;

(d)           take, or require any of the Obligors to take, any steps which are or might be required to perfect its title to any of the assets subject to the Security or to render the Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction;

(e)           take, or require any Party to take, any steps which are or might be required to render (a) the Security Documents (b) any amendment to the Security Documents or (c) any assignment and/or transfer by a Party of all of its rights and obligations under any of the Finance Documents, effective, valid and enforceable under the laws of any jurisdiction;

(f)            require any further assurances in relation to any of the Security Documents; or

(g)           ensure that any sums are received into any account of any Obligor or any other person.

25.6        Powers Supplemental

The rights, powers and discretions conferred upon the Security Agent by this Deed shall be supplemental to those conferred on it by the Trustee Acts and in addition to any which may be vested in the Security Agent by general law or otherwise.

25.7        Merger, etc.

Any corporation into which the Security Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Security Agent, shall be the successor of the Security Agent hereunder without the execution or filing or any further act on the part of any party hereto.

25.8        Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Deed, the provisions of this Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act.

25.9        Exoneration of the Security Agent

Neither the Security Agent nor any of its personnel or agents:

(a)           shall be responsible for the adequacy, accuracy or completeness of any representation, warranty, statement or information in the Security Documents or this Deed or any notice or other document delivered under the Security Documents or this Deed;

(b)           shall be responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of any of the Security Documents or this Deed;

(c)           shall be responsible for any failure of any Obligor or any of the Beneficiaries duly and punctually to observe and perform their respective obligations under the Security Documents or this Deed or for any acts or omissions on the part of any Obligor or any other person;

(d)           shall be responsible for the consequences of relying on the advice of any professional advisers selected by any of them in connection with the Security Documents or this Deed;

(e)           shall be liable for acting (or refraining from acting) in what it believes in good faith to be in the best interests of the Beneficiaries or any of them in circumstances where it has been unable, or it is not practicable, to obtain instructions in accordance with this Deed;

(f)            shall be liable for anything done or not done by it under or in connection with the Security Documents or this Deed save in the case of its own gross negligence (or under Belgian law and French law, faute grave) or wilful misconduct (or under Belgian law and French law, dol);

(g)           shall be responsible for the exercise, or failure to exercise, any judgement, discretion or power given to it by or in connection with any Finance Documents to which it is a party, the Security Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents to which it is a party or the Security Documents;

(h)           shall be responsible for any shortfall which arises on the enforcement of the Security Documents, or for any deficiency or additional payment, as the case may be, which might arise because the Security Agent is subject to any tax in respect of the Security or any part thereof or any income therefrom or any process thereof;

(i)            shall be responsible for any decline in value due to currency conversions made pursuant to the Finance Documents;

(j)            shall be responsible for any moneys other than sums actually received by the Security Agent which have not been distributed or paid to the Beneficiaries or the person entitled or at the time of payment reasonably believed by the Security Agent to be entitled thereto; or

(k)           shall be responsible for any costs, charges, losses, damages, liabilities or expenses arising from or connected with any realisation of the Security or from any act, default, omission or misconduct of the Security Agent or its officers, employees or agents in relation to the Security Documents, save in the case of its own gross negligence (or under Belgian law and French law, faute grave) or wilful misconduct (or under Belgian law and French law, dol).

25.10      No Proceedings

Each party (other than the Security Agent) agrees for the benefit of the Security Agent and its officers, employees and agents that it will not assert any claim or take proceedings against any of the Security Agent’s officers, employees and agents in respect of any claim it might have against the Security Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to the Finance Documents and any officer, employee or agent of the Security Agent may rely on this Clause 20.10.

25.11      The Security Agent as Security Agent

(a)           For so long as it is a Finance Party in a capacity other than as Security Agent, the Security Agent shall have the same rights and powers under the Finance Documents as any other Finance Party and may exercise those rights and powers as if it were not also acting as Security Agent.

(b)           The Security Agent may:

(i)            retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

(ii)           accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with any other party to this Deed or any subsidiary of any such party (and, in each case, may do so without any liability to account).

25.12      Communications and Information

(a)           All communications to any Obligor by a Finance Party in connection with the Security Documents are to be made by or through the Security Agent.

(b)           The Security Agent will not be obliged to transmit to the Beneficiaries any information in any way relating to the Security or the Security Documents or this Deed which the Security Agent may have acquired otherwise than in its capacity as Security Agent.  Notwithstanding anything to the contrary expressed or implied herein, the Security Agent shall not as between itself and the Beneficiaries be bound to disclose to any Beneficiary or other person any information, disclosure of which might in the opinion of the Security Agent result in a breach of any law or directive or be otherwise actionable at the suit of any person, or any information supplied by any member of the Group to the Security Agent in its capacity as Security Agent for the Beneficiaries or any of them which is identified by such member of the Group at the time of supply as being unpublished, confidential or price sensitive information or supplied solely for the purpose of evaluating in consultation with the Security Agent whether such transaction might require a waiver or amendment to any of the provisions of the Security Documents or this Deed.

(c)           In acting as Security Agent for the Beneficiaries or any of them, the Security Agent’s banking division shall be treated as a separate entity from any other of its divisions (or similar unit of the Security Agent in any subsequent re-organisation) or subsidiaries (the “Other Divisions”) and, in the event that the Security Agent should act for the Parent or any member of the Group in a corporate finance or other advisory capacity (“Advisory Capacity”), any information given by the Parent, the Coordinator or any other member of the Group to one of the Other Divisions is to be treated as confidential and will not be available to the Beneficiaries or the banking division of the Security Agent without the prior written consent of the Coordinator, provided that:

(i)            the consent of the Coordinator shall not be required in relation to any information which the Security Agent reasonably determines relates to a  Default or in respect of which the Beneficiaries to which such information is disclosed have given a confidentiality undertaking in a form satisfactory to the Security Agent and the relevant member of the Group acting reasonably; and

(ii)           if representatives or employees of the Security Agent receive information in relation to a Default whilst acting in an Advisory Capacity, they will not be obliged to disclose such information to representatives or employees of the Security Agent in their capacity as Security Agent or to any of the Beneficiaries if to do so would breach any rule, contractual undertaking or regulation or fiduciary duty imposed upon such persons.

25.13      Non-Reliance on Security Agent

Each Beneficiary confirms that it is (and will at all times continue to be) solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, creditworthiness, status and affairs of the Parent and each other member of the Group and has not relied, and will not at any time rely on the Security Agent:

(a)           to provide it with any information relating to the business, operations, financial condition, creditworthiness, status and affairs of the Parent or any member of the Group; or

(b)           to check or enquire into the adequacy, accuracy or completeness of any information provided by any Obligor under or in connection with any of the Security Documents or this Deed (whether or not such information has been or is at any time circulated to it by the Security Agent);

(c)           to assess or keep under review the business/operations, financial condition, creditworthiness, status or affairs of the Parent or any member of the Group;

(d)           in respect of the legality, validity, effectiveness, adequacy and enforceability of each of the Security Documents and any other Finance Documents, agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Security Documents or the other Finance Documents;

(e)           in respect of whether that Beneficiary has recourse, and the nature and extent of that recourse, against any Obligor or any other person or any of their respective assets under or in connection with the Finance Documents, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; or

(f)            in respect of the right or title of any person in or to, or the value or sufficiency of any part of the Security, the priority of any of Security or the existence of any encumbrance effecting the security created pursuant to the Security Documents.

25.14      Indemnity to Security Agent

(a)           Each Senior Finance Party shall from time to time, as a separate and independent obligation and notwithstanding any release or discharge of all or any part of the security created pursuant to the Security Documents or this Deed, promptly on demand indemnify the Security Agent (in the proportion borne by the amount of Senior Indebtedness due to such Senior Finance Party to the total amount of Senior Indebtedness) against all and any cost, claim, loss, expense or liability whether or not reasonably foreseeable sustained or incurred by the Security Agent (including, without limitation, in its capacity as agent for the Beneficiaries pursuant to Clause 20.1 (Trust for Beneficiaries)  and every delegate or sub-delegate (and their respective officers and employees) in complying with any instructions from the Senior Finance

Parties or the Majority Banks or otherwise sustained or incurred by it in its capacity as Security Agent for the Senior Finance Parties under or in connection with the Security Documents or this Deed or in the performance of its duties, obligations and responsibilities under the Security Documents or this Deed, unless and to the extent sustained or incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

(b)           The provisions of paragraph (a) of this Clause 20.14 (Indemnity to Security Agent) are without prejudice to the obligations of the Parent and the other members of the Group to indemnify the Security Agent to the extent required by the provisions of the Finance Documents.

25.15      Resignation of Security Agent; Appointment of Successor

(a)           Subject to paragraph (f) below, the Security Agent may resign its appointment at any time without assigning any reason and without being responsible for any costs, charges or expenses occasioned by such resignation by giving notice to the Beneficiaries and the Parent.

(b)           A successor Security Agent shall be selected:

(i)            by the retiring Security Agent nominating one of its affiliates as successor Security Agent in its notice of resignation; or

(ii)           if the retiring Security Agent makes no such nomination, by the Beneficiaries nominating one of the Beneficiaries as successor Security Agent (with the Parent’s agreement, such agreement not to be unreasonably withheld or delayed); or

(iii)          if the Beneficiaries have failed to nominate a successor Security Agent within 30 days of the date of the retiring Security Agent’s notice of resignation, by the retiring Security Agent (with the Parent’s agreement, such agreement not to be unreasonably withheld or delayed) nominating a financial institution of good standing to be the successor Security Agent.

(c)           The resignation of the retiring Security Agent and the appointment of the successor Security Agent will (subject as provided in paragraph (f) of this Clause 20.15) become effective upon the successor Security Agent accepting its appointment as Security Agent in writing at which time:

(i)            the successor Security Agent will become bound by all the obligations of the Security Agent and become entitled to all the rights, privileges, powers, authorities and discretions of the Security Agent hereunder;

(ii)           the agency of the retiring Security Agent will terminate but without prejudice to any liabilities which the retiring Security Agent may have incurred prior to the termination of its agency; and

(iii)          the retiring Security Agent will be discharged from any further liability or obligation under or in connection with the Security Documents or this Deed.

(d)           The retiring Security Agent will co-operate with the successor Security Agent in order to ensure that its functions are transferred to the successor Security Agent and will, at the cost of the Parent (to the extent such costs are reasonable) promptly make available to the successor Security Agent such documents and records as have been maintained in connection with this Deed in order that the successor Security Agent is able to discharge its functions.

(e)           The provisions of this Deed will continue in effect for the benefit of any retiring Security Agent in respect of any actions taken or omitted to be taken by it or any event occurring before the termination of its agency.

(f)            The Security Agent’s resignation shall not take effect until its successor has acceded to this Deed by the execution and delivery of an Accession Deed and all necessary deeds and documents have been entered into in order to substitute its successor as holder of the Security Documents and each other party agrees to promptly enter into any documents reasonably required for this purpose.

25.16      Role of the Security Agent

The Security Agent shall, save as otherwise specifically provided in the Canadian Law Security Documents, hold the benefit of the Security as agent and trustee for itself and for and on behalf of the Beneficiaries, or to the extent required by applicable local law shall hold the benefit of such Security Documents for itself and on behalf of the Beneficiaries, in each case, to apply all payments and other benefits received by it by reason thereof, or otherwise realised thereunder, in accordance with this Deed.

25.17      Change of Office of Security Agent

The Security Agent may at any time and from time to time in its sole discretion by written notice to the Coordinator and each of the Beneficiaries designate a different office in the United Kingdom from which its duties as Security Agent will thereafter be performed.

25.18      Abstract Acknowledgment of Indebtedness; Joint Creditorship

(a)           Notwithstanding any other provision of this Deed, each Obligor (other than each Australian Obligor only in relation to indebtedness or contingent liability secured under the Australian Security Document) hereby irrevocably and unconditionally agrees and covenants with the Security Agent by way of an abstract acknowledgement of indebtedness that it owes to the Security Agent as creditor in its own right and not as a representative of the other Senior Finance Parties, sums equal to, and in the currency of, each amount payable by such Obligor to each such Finance Party under each of the Senior Finance Documents as and when that amount falls due for payment under the relevant Finance Document or would have fallen due but for any discharge resulting from failure of another Finance Party to take appropriate steps in insolvency proceedings affecting any Obligor to preserve its entitlement to be paid such amount.  The Security Agent shall be the joint creditor (together with the relevant Senior Finance Party) (“Gesamtglaubiger”) of all obligations of each Obligor (other than each Australian Obligor only in relation to indebtedness or contingent liability secured under the Australian Security Document) towards each such Senior Finance Party under the Senior Finance Documents.

(b)           Each Obligor (other than each Australian Obligor only in relation to indebtedness or contingent liability secured under the Australian Security Document) undertakes to pay to the Security Agent pursuant to such abstract acknowledgement of indebtedness upon first written demand the amounts payable by such Obligor to each of the Senior Finance Parties under each of the applicable Senior Finance Documents as such amount has become due and payable.

(c)           The Security Agent has the independent right to demand and receive full or partial payment of the amounts payable by each Obligor (other than each Australian Obligor only in relation to indebtedness or contingent liability secured under the Australian Security Document) under this Clause 20.18 irrespective of any discharge of such Obligor’s obligation to pay those amounts to the other Senior Finance Parties resulting from failure of another Finance Party to take appropriate steps in insolvency proceedings affecting any Obligor to preserve its entitlement to be paid such amount.

(d)           Any amount due and payable by an Obligor to the Security Agent under this Clause 20.18 shall be decreased to the extent that the other Senior Finance Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Senior Finance Documents and any amount due and payable by an Obligor to such Senior Finance Parties under those provisions shall be decreased to the extent that the Security Agent has received (and is able to retain) payment in full of the corresponding amount under this Clause 20.18, provided that no Obligor may consider its obligations towards any Senior Finance Parties to be so discharged by virtue of any set-off, counterclaim or similar defence that it may invoke vis-à-vis the Security Agent.

(e)           The Security Agent may not assign, transfer or dispose of its rights under this Clause 20.18 other than to a successor Security Agent appointed in accordance with the terms of this Deed.

(f)            The rights of the Senior Finance Parties (other than the Security Agent) to receive payment of amounts payable by each Obligor under the Senior Finance Documents are several and are separate and independent from, and without prejudice to, the rights of the Security Agent to receive payment under this Clause 20.18.

25.19      Parallel Debt

(a)           Parallel Debt in respect of  the Netherlands

Without prejudice to the provisions of this Deed and the other Senior Finance Documents, each of the Banks and the other parties hereto acknowledge and consent to the security grantors that are party to each of the Dutch Law Security Documents (the “Parallel Debt Security Documents”) undertaking therein to pay to BNP Paribas (in its own capacity and not as agent, representative or trustee) amounts which are:

(i)            equal to and in the currency of their principal obligations (as set out in the Parallel Debt Security Documents) (the “Principal Obligations”); and

(ii)           due and payable at the same time as the corresponding amounts under their Principal Obligations,

(such payment undertaking and the obligations and liabilities resulting therefrom, as more fully described in the Parallel Debt Security Documents, the “Parallel Debt”) and the security rights contemplated by the Parallel Debt Documents being granted in favour of BNP Paribas in its own capacity as security for its claims in connection with the Secured Obligations (as defined in the Parallel Debt Security Documents).

The Banks and the other parties hereto agree that:

the Parallel Debt is a claim of BNP Paribas which is separate and independent from, and without prejudice to, the claims of the Banks in respect of the Principal Obligations; and

(iii)          neither such claim nor the security rights as contemplated by the Parallel Debt Security Documents are held jointly with the Banks,

provided that:

SCHEDULE 1to the extent any amount is paid to and received by BNP Paribas in payment of the Parallel Debt, the total amount due and payable in respect of the Principal Obligations shall be decreased as if such amount were received by the Banks (or any of them) in payment of the corresponding Principal Obligations; and

SCHEDULE 2to the extent any amount is paid to and received by Banks (or any of them) in payment of the Principal Obligations, the total amount due and payable in respect of the Parallel Debt shall be decreased as if such amount were received by BNP Paribas in payment of the corresponding Parallel Debt.

BNP Paribas, acting in its own capacity, hereby agrees to apply all proceeds that it receives in connection with any enforcement action taken under or pursuant to the Parallel Debt Security Documents or otherwise in satisfaction in whole or in part of the Parallel Debt, mutatis mutandis in accordance with Clause 10.1 (Application) and the other provisions of this Deed as well as those of the other Senior Finance Documents relating to application of such amounts by the Security Agent.

The parties to this Deed agree that BNP Paribas may assign, transfer or dispose of its rights under this Clause 20.19(a) to a successor appointed in accordance with the terms of this Deed, but not to any other person.

(b)           Parallel Debt in respect of Belgium

(i)            Notwithstanding any other provision of this Agreement, each Belgian Obligor hereby irrevocably and unconditionally undertakes to pay to the Security Agent, in its own right and not as representative of the other Banks, sums equal to and in the currency of each amount payable by such Obligor to each of the Banks under each of the Finance Documents as and when that amount falls due for payment under the relevant Finance Document or would have fallen due but for any discharge resulting from failure of another Finance Party to take appropriate steps, in insolvency proceedings affecting that Borrower, to preserve its entitlement to be paid that amount.

(ii)           The Security Agent shall have its own independent right to demand payment of the amounts payable by each Obligor under this Clause 20.19 (b), irrespective of any discharge of such Obligor’s obligation to pay those amounts to the other Banks resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Obligor, to preserve their entitlement to be paid those amounts.

(iii)          Any amount due and payable by an Obligor to the Security Agent under this Clause 20.19 (b) shall be decreased to the extent that the other Finance Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Finance Documents, and any amount due and payable by an Obligor to the other Finance Parties under those provisions shall be decreased to the extent that the Security Agent has received (and is able to retain) payment in full of the corresponding amount under this Clause 20.19 (b).

(iv)          The rights of the Banks (other than the Security Agent) to receive payment of amounts payable by each Belgian Obligor under the Finance Documents are several and are separate and independent from, and without prejudice to, the rights of the Security Agent to receive payment under this Clause 20.19 (b).

(v)           The parties to this Deed agree that the Security Agent may assign, transfer or dispose of its rights under this Clause 20.19(b) to a successor appointed in accordance with the terms of this Deed, but not to any other person.

25.20      Delegation and Appointment of Supplemental Security Agents

(a)           The Security Agent may, at any time, to the extent permitted by any applicable laws of any jurisdiction, delegate by power of attorney or otherwise to any person or persons for any period, all or any of its rights, powers and discretions vested in it by any of the Finance Documents.  Such delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions as the Security Agent may think fit in the interests of the Beneficiaries and the Security Agent shall not be bound to supervise, or in any way be responsible for any loss incurred by reason of any misconduct or default on the part of any delegate or sub-delegate.

(b)           It is the purpose of this Deed and the other Finance Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction.  It is recognised that in case of litigation under this Deed or any of the other Finance Documents, and in particular in the case of the enforcement of any of the Finance Documents, or in the event that the Security Agent (acting reasonably) deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Finance Documents or take any other action which may be necessary in connection therewith, it may be necessary that the Security Agent appoint an additional individual or institution as separate trustees, co-trustees, security agents, security sub-agents or security co-agents (any such additional individuals or institutions being referred to herein individually as a “Supplemental Security Agent” and collectively as “Supplemental Security Agents”).

(c)           Each Obligor acknowledges and agrees that in the event that the Security Agent appoints a Supplemental Security Agent with respect to any part of the Security:

(i)            each and every right, power, privilege or duty expressed or intended by this Deed or any of the other Senior Finance Documents to be exercised by or vested in or conveyed to the Security Agent with respect to such Security or any part thereof shall be exercisable by and vest in such Supplemental Security Agent to the extent, and only to the extent, necessary to enable such Supplemental Security Agent to exercise such rights, powers and privileges with respect to such Security and to perform such duties with respect to such Security, and every covenant and obligation contained in this Deed or any of the other Senior Finance Documents and necessary to the exercise or performance thereof by such Supplemental Security Agent shall run to and be enforceable by either the Security Agent or such Supplemental Security Agent as if such provisions were set out in full herein, mutatis mutandis; and

(ii)           the provisions of this Deed and of the other Finance Documents (including, without limitation, Clauses 29 (Indemnities) and 34 (The Facility Agents, The Security Agent, The Global Coordinator and the Finance Parties) of the A/C Facilities Agreement and the equivalent provisions in each of the B Facility Agreements, that refer to the Security Agent shall inure to the benefit of such Supplemental Security Agent as if such Supplemental Security Agent had originally been party thereto and as if such provisions were set out in full herein, mutatis mutandis, and all references therein to the Security Agent shall be deemed to be references to the Security Agent and/or such

Supplemental Security Agent, as the context may require, notwithstanding in each case, any other provision of any other Finance Document or the fact that such Supplemental Security Agent is not party to such Finance Document.

(d)           Should any instrument in writing from any Obligor be required by any Supplemental Security Agent so appointed by the Security Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Obligor shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Security Agent.  In the event that any Supplemental Security Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Security Agent, to the extent permitted by law, shall vest in and be exercised by the Security Agent until the appointment of a new Supplemental Security Agent.

(e)           The appointment of each Supplemental Security Agent will only be effective upon the Security Agent and the relevant Supplemental Security Agent executing a duly completed Accession Deed pursuant to which the Supplemental Security Agent agrees to be bound by all the terms of this Deed as if it had originally been party to this Deed as a Senior Finance Party.

25.21      Notification to Security Agent

The Coordinator shall provide to the Security Agent a copy of any notice required to be delivered to a Facility Agent under Clause 21.5 (Notification of Defaults) of the A/C Facilities Agreement and the equivalent provisions in the B Facility Agreement in accordance with such Clauses.

25.22      Guarantee Limitations

If and to the extent that an abstract acknowledgment, a parallel debt, a covenant to pay or any similar debt obligation provided for in this Deed (including without limitation pursuant to Clause 20.1 (c) (Covenant to Pay), Clause 20.18 (Abstract Acknowledgment of Indebtedness; Joint Creditorship) and Clause 20.19 (Parallel Debt), secures loans made to any Borrower incorporated in the Federal Republic of Germany, such abstract acknowledgment, parallel debt, covenant to pay or similar debt obligation shall not be enforceable against assets which qualify as interest bearing claims and instruments qualifying as long term for tax purposes (as set out in the guidelines of the German Federal Ministry of Finance (Bundesfinanzministerium) dated 15 July 2004, No. 19, 20 and 37 and dated 22 July 2004) or against assets which comprise real property in Germany.

26.          FEES AND EXPENSES

26.1        Expenses

(a)           The Parent will within 30 Business Days of demand pay and reimburse to the Security Agent (or cause to be paid or reimbursed), all reasonable costs and expenses (including reasonable legal fees of a single legal counsel in each relevant jurisdiction), as well as accounting and valuation fees and other out of pocket expenses and any value added tax (unless and to the extent such VAT is recoverable as input VAT) or other similar tax thereon, properly incurred by the Security Agent in connection with any variation, amendment, restatement, waiver, consent or suspension of rights (or any proposal for any of the same) relating to this Deed or the Security Documents which is requested by or on behalf of an Obligor or which becomes necessary as a result of circumstances affecting any Obligor that would be reasonably likely to materially prejudice the Finance Parties’ rights under this Deed.

(b)                                 The Parent will on demand pay and reimburse to the Security Agent, all costs and expenses (including legal fees of a single legal counsel in each relevant jurisdiction and other out of pocket expenses and any value added tax (unless and to the extent such VAT is recoverable as VAT) or other similar tax thereon) properly incurred by the Security Agent in connection with the preservation, enforcement or the attempted preservation or enforcement of any of the Security Agent’s rights under this Deed or the Security Documents.

26.2                        Deductions by Security Agent

The Security Agent shall be entitled to make the deductions and withholdings (on account of taxes or otherwise) from payments hereunder which it is required by any applicable law to make, and to pay all taxes which may be assessed against it in respect of any of Security, in respect of anything done by it in its capacity as trustee or otherwise by virtue of its capacity as trustee.

26.3                        Demands

If any Obligor fails to pay any sum payable by it under this Deed on its due date, such Obligor will pay default interest on such unpaid sum in accordance with Clause 28.2 (Default Interest) of the A/C Facilities Agreement.

27.                               INDEMNITIES

27.1                        Parent’s Indemnity

The Parent shall (within 10 Business Days of a demand) indemnify (or cause to be indemnified) the Security Agent and every delegate against any cost, loss or liability (together with any applicable VAT (unless and to the extent such VAT is recoverable as input VAT) (other than any such cost, loss or liability which is required to be reimbursed or indemnified by an Obligor pursuant to any other Finance Document (or would have been required to be reimbursed or indemnified but for an exception to the reimbursement obligation included in any other Finance Document)), properly incurred by any of them as a result of:

(a)           any failure by any Obligor to comply with its obligations under Clause 21 (Fees and Expenses); or

(b)           the taking, holding, protection or enforcement of the Security or any part thereof; or

(c)           the proper exercise of any of the rights, powers, and discretions vested in any of them by the Finance Documents or by law; or

(d)                                 any default by any Obligor, Equity Finance Provider, Intra-Group Creditor or Intra-Group Debtor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents.

27.2                        Priority of Indemnity

The Security Agent may, in priority to any payment to the Beneficiaries, and if not paid or caused to be paid by the Parent to the extent required by Clause 22.1 (Parent’s Indemnity) indemnify itself out of the Security in respect of, and pay and retain, all sums necessary to give effect to the indemnity in Clause 22.1 (Parent’s Indemnity) from the Parent and shall have a lien on the Security and the proceeds of the enforcement of the Security for all moneys payable to it under this Clause 22.2.

27.3                        Finance Parties’ Indemnity

If the Parent fails to perform any of its obligations under this Clause 22 (Indemnities), each Senior Finance Party shall (in the proportion that the Indebtedness due to it bears to the aggregate of the Indebtedness due to all the Senior Finance Parties for the time being (or, if the Indebtedness of each of those parties is zero, immediately prior to it being reduced to zero)), indemnify the Security Agent within three Business Days of demand against any cost, loss or liability incurred by the Security Agent as a result of that failure to perform and the Parent shall indemnify each of the Senior Finance Parties against any payment made by it under this Clause 22 (Indemnities).

28.                               NOTICE

28.1                        Mode of Service

Any notice or other communication to be served under or in connection with this Deed shall, unless otherwise stated, be made in writing and served by letter or facsimile to:

(a)                                  in the case of any Obligor, the Coordinator (on behalf of itself and/or such Obligor and/or each other member of the Group) at its address or facsimile number shown immediately after its name on the signature page of the relevant Facilities Agreement, or such other address or number notified by it to the relevant Facility Agent and the Security Agent;

(b)                                 in the case of a Facility Agent, at its address or facsimile number shown immediately after its name on the signature page of the relevant Facilities Agreement or such other address or number notified by it to the Coordinator and the Security Agent;

(c)                                  in the case of the Security Agent, the Security Agent at its address or facsimile number shown immediately after its name on the signature page of the A/C Facilities Agreement or such other address or number notified by it to the Coordinator and each of the Facility Agents;

(d)                                 in the case of any Bank, to the relevant Facility Agent (on behalf of such Bank, as the case may be) at its address or facsimile number shown immediately after its name on the signature page of the relevant Facilities

Agreement or such other address or number notified by it through such Facility Agent, to the Parent and the Security Agent; and

(e)                                  in the case of any person becoming party to this Deed after the date hereof, the address or facsimile number referred to in the Accession Deed pursuant to which such person became party to this Deed or such other address or number notified by it to (as applicable) the Coordinator, each of the Facility Agents and the Security Agent, and, in the case of any Finance Party, marked for the attention of the person or department there specified.

28.2                        Delivery

(a)                                  Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effectively made or delivered:

(i)            if sent by fax, when first received in legible form; or

(ii)           if sent by post, 5 Business Days after being deposited in the post, postage prepaid, in a correctly addressed envelope; or

(iii)          if sent by electronic communication, when first received,

and if a particular department or officer is specified as part of its address details provided under Clause 23.1 (Mode of Service), if addressed to that department or officer.

(b)                                 Any communication or document given under sub-paragraph (i) of paragraph (a) of this Clause 23.2 which is received after 5 p.m. in the place of receipt or on a day which is not a Business Day shall be deemed to have been received at 9 a.m. on the following Business Day.

(c)                                  Any communication or document to be made or delivered to an Agent under or in connection with any Finance Document will only be effectively made or delivered when actually received by the relevant Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as the Agent shall specify for this purpose).

(d)                                 Any communication or document made or delivered to the Coordinator in accordance with this Clause 23 (Notice) will be deemed to have been made or delivered to each of the Obligors.

(e)                                  An Agent may assume that any communication made or document delivered by the Parent or the Coordinator on behalf of any Obligor is made or delivered with the consent of such Obligor.

28.3                        Notification of Contact Details

Following receipt of notification of any contact details or change of contact details pursuant to Clause 23.1 (Mode of Service), or if it changes its contact details, the relevant Agent shall promptly notify the other parties to this Deed.

28.4                        Electronic Communication

(a)                                  Any communication to be made between any parties to this Deed under or in connection with any of the Finance Documents may be made by e-mail or other electronic means and each of the parties to this Deed hereby agrees that:

(i)            unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)           it will notify each of the Facility Agents in writing of its e-mail address and/or any other information required to enable the sending and receipt of information by such means; and

(iii)          it will notify each of the Facility Agents of any change to its e-mail address or any other such information supplied by it.

(b)                                 Any electronic communication made between any parties to this Deed will be effective only when actually received in readable form and in the case of any electronic communication made by a Finance Party to a Facility Agent, only if it is addressed in such a manner as that Facility Agent shall specify for this purpose.

28.5                        English Language

(a)                                  Any notice given under or in connection with any Finance Document must be in English.

(b)                                 All other documents provided under or in connection with any Finance Document must be:

(i)            in English; or

(ii)           if not in English, and if so required by an Agent under the relevant Finance Document, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

29.                               NO IMPLIED WAIVERS AND AMENDMENTS

29.1                        No Waiver

No failure or delay by any of the Finance Parties in exercising any right, power or privilege under this Deed shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

29.2                        Cumulative Rights

The rights and remedies of the Finance Parties provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

29.3                        Waiver in writing

A waiver given or consent granted by the Finance Parties under this Deed will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

30.                               INVALIDITY OF ANY PROVISION

If any provision of this Deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not be affected or impaired in any way.

31.                               CHANGE TO PARTIES

31.1                        Assignment and Transfers by the Obligors

No Obligor may assign or transfer all or any part of its rights, benefits or obligations under this Deed.

31.2                        Accession of Assignee Banks

(a)                                  To the extent that any Bank (in each case, an “Assignor Bank”) assigns any of its rights under and in accordance with the A/C Facilities Agreement or the B Facility Agreement to any person (an “Assignee Bank”), such Assignor Bank shall procure that promptly and in any event within 2 Business Days following the date of such assignment, such Assignee Bank shall accede to this Deed by executing a duly completed Accession Deed pursuant to which that Assignee Bank agrees to be bound by all the terms of this Deed as if it had originally been party to this Deed as a Senior Finance Party and, if applicable, to be bound by any provisions relating to it in its capacity as a Hedging Bank.  For the avoidance of doubt, any right which pursuant to this Deed is purported to be conferred on an Assignee Bank shall not be exercisable by such Assignee Bank to the extent that it has not acceded to this Deed in accordance with this paragraph (a).

(b)                                 Each of the parties to this Deed (other than the relevant Assignee Bank) hereby irrevocably authorises the Security Agent to execute on its behalf any Accession Deed which has been duly completed and created on behalf of that Assignee Bank.

(c)                                  The Security Agent will promptly notify the relevant Facility Agent of the receipt and execution by it on their behalf of any Accession Deed entered into pursuant to this Clause 26.2.

31.3                        Accession of New Junior Creditors

(a)                                  Subject to Clause 6.4 (e) (Release of Security), if a member of the Group:

(i)                                     makes any loan or grants any credit or makes any financial arrangement having a similar effect to or in favour of an Obligor; or

(ii)                                  has made any loan or granted any credit or made any financial arrangement having a similar effect to or in favour of a person subsequently becoming an Obligor,

                                                (for the purposes of this Clause 26.3 (a), each an “intra-group loan” and collectively, “intra-group loans”) where:

SCHEDULE 1in the case of paragraph (i), such intra-group loan causes the net outstanding amount owed by such Obligor pursuant to its total amount of intra-group loans to exceed; or

SCHEDULE 2in the case of paragraph (ii), as at the date on which such person becomes an Obligor, the net outstanding amount owed by such Obligor pursuant to its intra-group loans exceeds,

                                                EUR10,000,000 (or its equivalent in other currencies) in aggregate, the Parent will procure that the person providing such intra-group loan(s) (to the extent not already party to this Deed in the capacity of Intra-Group Creditor) becomes a party to this Deed as an Intra-Group Creditor by executing a duly completed Accession Deed and delivering the same to the Security Agent as soon as reasonably practicable following the later of 90 days from the date of this Deed and (x) in the case of paragraph (i), the making of such intra-group loan or (y) in the case of paragraph (ii), the date on which such Obligor becomes a party to this Deed.  For the avoidance of doubt, following accession of any Intra-Group Creditor pursuant to this Clause, all intra-group loans owed to such Intra-Group Creditor from time to time shall constitute “Intra-Group Indebtedness” for the purposes of this Deed.

(b)                                 If Holdco or any intermediate holding company of the Parent provides a Shareholder Subordinated Loan:

(i)            such Shareholder Subordinated Loan causes the net outstanding amount owed to such creditor by such Obligor pursuant to Shareholder Subordinated Loans to exceed; or

(ii)           as at the date on which such person becomes an Obligor, the net outstanding amount owed to such creditor by such Obligor pursuant to its Shareholder Subordinated Loans exceeds,

                                                EUR10,000,000 (or its equivalent in other currencies), in aggregate the Parent will procure that the person providing such Shareholder Subordinated Loans (to the extent not already party to this Deed) becomes a party to this Deed as an Equity Finance Provider by executing a duly completed Accession Deed and delivering the same to the Security Agent as soon as reasonably practicable following the later of 90 days from the date of this Deed and (x) in the case of paragraph (i), the making of such Shareholder Subordinated Loan or (y) in the case of paragraph (ii), the date on which such Obligor becomes a party to this Deed.  For the avoidance of doubt, following accession of any Equity Finance Provider  pursuant to this Clause, all Shareholder Subordinated Loan owed by such Equity Finance Provider from time to time shall constitute “Equity Financing  Indebtedness” for the purposes of this Deed.

31.4                        Accession of New Facility Agent

Notwithstanding the terms of any of the other Finance Documents, a resignation of an existing Facility Agent shall not take effect until the replacement Facility Agent has executed a duly completed Accession Deed and delivered the same to the Security Agent.

31.5                        Accession of New Coordinator

Notwithstanding the terms of any of the other Finance Documents, a change of an existing Coordinator pursuant to Clause 39.7 (Change of Coordinator) of the A/C Facilities Agreement or the equivalent provisions in the B Facility Agreement shall not take effect until the replacement Coordinator has executed a duly completed Guarantor Accession Memorandum and delivered the same to the A/C Facility Agent in accordance with the terms of such Clause (or after the A/C Discharge Date, such accession memorandum duly completed and delivered to the Security Agent as reasonably agreed by it).  Any replacement Coordinator, from time to time, under this Deed shall act as Coordinator in respect of all of the Facilities.

31.6                        Benefit of Deed

This Deed will be binding upon, and enure for the benefit of, each party to it and its or any subsequent successors or assigns.

32.                               CERTIFICATES CONCLUSIVE

A certificate, determination, notification or opinion of the Security Agent or any Finance Party as to any amount payable under this Deed or the Finance Documents will be prima facie evidence of the matters to which it relates except in the case of manifest error.

33.                               GOVERNING LAW AND SUBMISSION TO JURISDICTION

33.1                        Governing Law

This Deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or relating to, or any breach of, this Deed) shall be governed by and shall be construed in all respects in accordance with English law.

33.2                        Submission to Jurisdiction

Each party to this Deed irrevocably submits to the jurisdiction of the courts in England for the purpose of hearing and determining any dispute arising out of this Deed and for the purpose of enforcement of any judgment against its assets.

33.3                        Freedom of Choice

The submission to the jurisdiction of the courts referred to in Clause 28.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of the Security Agent or any other Finance Party to take proceedings against any Obligor in the courts of any country in which such Obligor has assets or in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

33.4                        Service of Process

Without prejudice to any other mode or service each Obligor, each Equity Finance Provider and each Intra-Group Creditor which is not a company incorporated in England and Wales (together, in this Clause 28.4, the “Non English Obligors”) irrevocably and unconditionally appoints and agrees to maintain Hertz Europe Limited at Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE for the attention of Vice President, Legal and Corporate Affairs (or such other registered address as it may have, from time to time, as its agent for service of process relating to any proceedings before the English Courts in connection with this Deed or any judgment in connection therewith, and each Non English Obligor agrees that failure by a process agent to notify the relevant Non English Obligors of the process will not invalidate the proceedings concerned and consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying for the purposes of Clause 23 (Notice).

33.5                        Each party to this Deed:

(a)                                  waives objection to English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Deed;

(b)                                 agrees that a judgment or order of an English court in connection with this Deed is (subject to rights of appeal before the English courts) conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction; and

(c)                                  hereby to the fullest extent permitted by law waives any right it may have in any jurisdiction to have any proceedings take the form of a trial by jury.

34.                               COUNTERPARTS

This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

35.                               THIRD PARTY RIGHTS

(a)                                  Unless expressly provided to the contrary in this Deed (including, without limitation, as provided under Clause 20.9 (Exoneration of the Security Agent), Clause 20.10 (No Proceedings), Clause 20.12 (Communications and Information) and Clause 20.14 (Indemnity to Security Agent)), a person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any terms of this Deed.

(b)                                 Notwithstanding any other term of this Deed, the parties to this Deed may without the consent of any third party vary or rescind this Deed.

36.                               BRAZILIAN FACILITIES AGREEMENT

Notwithstanding anything to the contrary otherwise contained herein, Indebtedness under the Brazilian Facility Agreement and the Brazilian Guarantee, together with any Security Documents exclusively related thereto and Encumbrances arising thereunder or with respect thereto, shall not be subject to this Deed.

IN WITNESS where of this Deed has been duly executed and delivered as a deed by each of the parties hereto on the date first written above.

Part 1

DETAILS OF ORIGINAL OBLIGORS

THE ORIGINAL BORROWERS

HA Funding Pty Limited (ACN 117 549 498)

Hertz Belgium N.V.

Hertz Canada Limited

Hertz France SAS

Equipole Finance Services SAS

Hertz Equipement France SAS

Hertz Autovermietung GmbH

Hertz Italiana S.p.A.

Hertz New Zealand Limited

Hertz AG

BNS Automobile Funding B.V.

Hertz (U.K.) Limited

THE ORIGINAL GUARANTORS

Hertz International, Ltd.

The Hertz Corporation

Hertz Australia Pty. Limited  (ABN 31 004 407 087)

Hertz Belgium N.V.

Hertz France SAS

Hertz Equipement France SAS

Equipole Finance Services SAS

Hertz Autovermietung GmbH

Hertz Italiana S.p.A.

Hertz New Zealand Holdings Limited

Hertz de Espana S.A.

Hertz Alquiler de Maquinaria S.L.

Hertz AG

BNS Automobile Funding B.V.

Stuurgroep Holland B.V.

Hertz (U.K.) Limited

Hertz Europe Limited

THE ORIGINAL A1 BANKS

BNP Paribas

CALYON

Indosuez Finance (UK) Limited

The Royal Bank of Scotland plc

THE ORIGINAL A2 BANKS

BNP Paribas

CALYON

Indosuez Finance (UK) Limited

The Royal Bank of Scotland plc

PART 4: THE ORIGINAL NZ BANKS

BNP Paribas

CALYON

The Royal Bank of Scotland plc, Australia branch

PART 5: THE ORIGINAL C BANKS

BNP Paribas

CALYON

The Royal Bank of Scotland plc

PART 6: THE ORIGINAL INTRA-GROUP CREDITORS

Equipole S.A.

PART 7: THE ORIGINAL INTRA-GROUP DEBTORS

None

PART 8: THE ORIGINAL EQUITY FINANCE PROVIDERS

The Hertz Corporation

Hertz Finance Centre Limited

Part 2

ACCESSION DEED

THIS DEED is made on [   ]

BETWEEN:

(1)                                 [                            ] (the “New [Supplemental Security Agent/Facility Agent/ Intra-Group Creditor/Equity Finance Provider/NZ Bank]”); and

(2)                                 [   ] in its capacity as Security Agent under the Intercreditor Deed.*

RECITAL:

(A)                               This Deed is supplemental to an Intercreditor Deed dated 21 December 2005 as amended and restated on [•] March 2007 (the “Intercreditor Deed”) between, amongst others, the Parent, the Original Obligors (as defined therein) and the Security Agent.

(B)                               This Deed has been entered into to record the accession of the new [[Supplemental] Security Agent/Facility Agent/NZ Bank/Intra-Group Creditor/Equity Finance Provider] as [a Senior Finance Party] [an Equity Finance Provider/Intra-Group Creditor/NZ Finance Party] (the “New [•]”) under the Intercreditor Deed pursuant to the provisions of [   ] thereof.

NOW THIS DEED WITNESSES as follows:

(1)                                 Definitions

Terms defined or construed in the Intercreditor Deed shall have the same meanings and constructions when used in this Deed.

(2)                                 Accession of New [[Supplemental] Security Agent/Facility Agent/ Intra-Group Creditor/Equity Finance Provider/NZ Bank]

2.1                               The New [[Supplemental] Security Agent/Facility Agent/Intra-Group Creditor/Equity Finance Provider] hereby agrees to become, with immediate affect, [[a Senior Finance Party] [an Intra-Group Creditor] [a NZ Finance Party] and agrees to be bound by all of the terms of the Intercreditor Deed as if it had originally been party thereto as [a Senior Finance Party][an Intra-Group Creditor/Equity Finance Provider/NZ Bank] thereunder.

2.2                               The New [[Supplemental] Security Agent/Facility Agent/Intra-Group Creditor/Equity Finance Provider/NZ Bank] confirms that its address details for notices in relation to Clause 23 (Notice) of the Intercreditor Deed are as follows:

*                                            In the case of an accession by a replacement Security Agent, address the certificate to the Facility Agent

Address:                 [   ]

Facsimile:               [   ]

Attention:              [   ]

2.3          By its signature below, the Security Agent (for itself and on behalf of the Obligors, the other Finance Parties, the Intra-Group Creditors [(other than the New Intra-Group Creditor)]) and the Equity Finance Providers [(other than the New Equity Finance Provider)]confirms the acceptance of the New [[Supplemental] Security Agent/Facility Agent/Intra-Group Creditor/Equity Finance Provider//NZ Bank] as [a Senior Finance Party][an Equity Finance Provider/Intra-Group Creditor/NZ Finance Party] for all purposes under the Intercreditor Deed in accordance with Clause [   ] thereof.

2.4          [By its signature below [BNP Paribas] assigns and transfers all of its rights under Clause 20.19 (Parallel Debt) to [name of New Supplemental Security Agent].]*

(3)           Law

This Deed shall be governed by and construed in all respects in accordance with English law.

(4)           Counterparts

The Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(5)           Third Party Rights

A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any terms of this Deed.

IN WITNESS whereof this Deed has been duly executed the day and year first before written.

*               Only if new Security Agent is being appointed

SIGNATORIES TO THE ORIGINAL INTERCREDITOR DEED

PARENT

EXECUTED as a Deed by HERTZ INTERNATIONAL, LTD.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE COORDINATOR

EXECUTED as a Deed by HERTZ EUROPE LIMITED		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

AUSTRALIA

SIGNED, SEALED AND DELIVERED as a Deed		)
for HA FUNDING PTY LIMITED		)
MICHEL TARIDE	NUNS MOODLIAR	)
by its attorney/s		)
under power of attorney dated	December 2005

THE BORROWERS

BRAZIL

EXECUTED as a Deed by CAR RENTAL SYSTEMS DO BRASIL		)
LOCAÇÃO DE VEÍCULOS LTDA		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

BELGIUM

EXECUTED as a Deed by HERTZ BELGIUM N.V.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

CANADA

EXECUTED as a Deed by HERTZ CANADA LIMITED		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

FRANCE

EXECUTED as a Deed by HERTZ FRANCE SAS		)
)
acting by	ERIC POKROVSKY	)
and	ALAIN GIRARD

EXECUTED as a Deed by EQUIPOLE FINANCE SERVICES SAS		)
)
acting by	ERIC POKROVSKY	)
and	ALAIN GIRARD

EXECUTED as a Deed by HERTZ EQUIPEMENT FRANCE SAS		)
)
acting by	JACQUES MIGNON	)
and	CHARLES MORELLO

THE BORROWERS

GERMANY

EXECUTED as a Deed by HERTZ AUTOVERMIETUNG GmbH		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

ITALY

EXECUTED as a Deed by HERTZ ITALIANA S.p.A.	)
RICCARDO SALLUSTIO	)
acting by	)
and

THE BORROWERS

NEW ZEALAND

EXECUTED as a Deed by HERTZ NEW ZEALAND LIMITED
by its lawfully appointed attorney:

Michel Taride	MICHEL TARIDE

Name of Attorney	Signature of Attorney

In the presence of:

NUNS MOODLIAR
Signature of Witness

Nuns Moodliar
Name of Witness

Occupation

City/town of residence

THE BORROWERS

SWITZERLAND

EXECUTED as a Deed by HERTZ AG		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

THE NETHERLANDS

EXECUTED as a Deed by BNS AUTOMOBILE FUNDING B.V.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE BORROWERS

UNITED KINGDOM

EXECUTED as a Deed by HERTZ (U.K.) LIMITED		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

PARENT

EXECUTED as a Deed by HERTZ INTERNATIONAL, LTD.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

TARGET

EXECUTED as a Deed by THE HERTZ CORPORATION		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

AUSTRALIA

SIGNED, SEALED AND DELIVERED as a Deed		)
for HERTZ AUSTRALIA PTY. LIMITED		)
MICHEL TARIDE	NUNS MOODLIAR	)
by its attorney/s		)
under power of attorney dated	December 2005

THE GUARANTORS

BELGIUM

EXECUTED as a Deed by HERTZ BELGIUM N.V.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

FRANCE

EXECUTED as a Deed by HERTZ FRANCE SAS		)
)
acting by	ERIC POKROVSKY	)
and	ALAIN GIRARD

EXECUTED as a Deed by HERTZ EQUIPEMENT FRANCE SAS		)
)
acting by	ERIC POKROVSKY	)
and	ALAIN GIRARD

EXECUTED as a Deed by EQUIPOLE FINANCE SERVICES SAS		)
)
acting by	JACQUES MIGNON	)
and	CHARLES MORELLO

THE GUARANTORS

GERMANY

EXECUTED as a Deed by HERTZ AUTOVERMIETUNG GmbH		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

ITALY

EXECUTED as a Deed by HERTZ ITALIANA S.p.A.	)
RICCARDO SALLUSTIO	)
acting by	)
pursuant to power of attorney dated December 2005

THE GUARANTORS

NEW ZEALAND

EXECUTED as a Deed by HERTZ NEW ZEALAND HOLDINGS LIMITED
by its lawfully appointed attorney:

Michel Taride	MICHEL TARIDE

Name of Attorney	Signature of Attorney

In the presence of:

NUNS MOODLIAR
Signature of Witness

Nuns Moodliar
Name of Witness

Occupation

City/town of residence

THE GUARANTORS

SPAIN

EXECUTED as a Deed by HERTZ DE ESPAÑA S.A.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

EXECUTED as a Deed by HERTZ ALQUILER DE MAQUINARIA S.L.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

SWITZERLAND

EXECUTED as a Deed by HERTZ AG		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

THE NETHERLANDS

EXECUTED as a Deed by BNS AUTOMOBILE FUNDING B.V.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

EXECUTED as a Deed by STUURGROEP HOLLAND B.V.		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE GUARANTORS

UNITED KINGDOM

EXECUTED as a Deed by HERTZ (U.K.) LIMITED		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE A/C FACILITY AGENT

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	IYADH LAALAI	)
and		)

THE BRAZILIAN FACILITY AGENT

EXECUTED as a Deed by BANCO BNP PARIBAS BRASIL S.A.		)
)
acting by	DEBORAH STERN VIEITAS	)
and	HITOSI HASSEGAWA	)

THE NZ FACILITY AGENT

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	IYADH LAALAI	)
and		)

THE SECURITY AGENT

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	IYADH LAALAI	)
and		)

THE AUSTRALIAN SECURITY TRUSTEE

SIGNED, SEALED AND DELIVERED		)
as a Deed by BNP PARIBAS		)
acting by	CAROLINE BECAVIN	)
and		)

THE ORIGINAL A1 BANKS

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	IYADH LAALAI	)
and		)

EXECUTED as a Deed by CALYON		)
)
acting by	LAURENT HAIK	)
and	VINCENT FLEURY	)

EXECUTED as a Deed by INDOSUEZ FINANCE (UK) LIMITED		)
)
acting by	LAURENT HAIK	)
and	VINCENT FLEURY	)

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC		)
)
acting by	ALAN PARRY	)
and		)

THE ORIGINAL A2 BANKS

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	IYADH LAALAI	)
and		)

EXECUTED as a Deed by CALYON		)
)
acting by	LAURENT HAIK	)
and	VINCENT FLEURY	)

EXECUTED as a Deed by INDOSUEZ FINANCE (UK) LIMITED		)
)
acting by	LAURENT HAIK	)
and	VINCENT FLEURY	)

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC		)
)
acting by	ALAN PARRY	)
and		)

THE ORIGINAL BRAZILIAN  BANKS

EXECUTED as a Deed by BANCO BNP PARIBAS BRASIL S.A.		)
)
acting by	ANDRÉ OSSER	)
and	HITOSI HASSEGAWA	)

THE ORIGINAL NZ BANKS

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	CAROLINE BECAVIN	)
and		)

EXECUTED as a Deed by CALYON		)
)
acting by	LAURENT HAIK	)
and	VINCENT FLEURY	)

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC,
AUSTRALIA BRANCH		)
)
acting by	DEAN WHITE	)
and		)

THE ORIGINAL C BANKS

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	IYADH LAALAI	)
and		)

EXECUTED as a Deed by CALYON		)
)
acting by	LAURENT HAIK	)
and	VINCENT FLEURY	)

THE ORIGINAL C BANKS

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC		)
)
acting by	ALAN PARRY	)
and		)

THE ORIGINAL EQUITY FINANCE PROVIDERS

EXECUTED as a Deed by THE HERTZ CORPORATION		)
)
acting by	MICHEL TARIDE	)
and	NUNS MOODLIAR

THE ORIGINAL BRAZILIAN  BANKS

EXECUTED as a Deed by BANCO CALYON BRASIL S.A.		)
)
acting by	VALTER KIYOSHI SHINTANI	)
	DIRECTOR EXECUTIVE	)
and	EDSON CREMONESI	)
GENERAL MANAGER

SIGNATURES

SUPPLEMENTAL DEED RELATING TO THE INTERCREDITOR DEED

PARENT

EXECUTED as a Deed by HERTZ INTERNATIONAL, LTD.		)
)
acting by	/s/ NunsMoodliar	)
and	/s/ Jim McGill	)

THE COORDINATOR

EXECUTED as a Deed by HERTZ EUROPE LIMITED		)
)
acting by	/s/ Nuns Moodliar	) and /s/
/s/ Jim McGill		)

THE BORROWERS

AUSTRALIA

SIGNED, SEALED AND DELIVERED as a Deed
)
for HA FUNDING PTY LIMITED

)

)
by its attorney/s

)
under power of attorney dated 2 February 2007

/s/ Nuns Moodliar

THE BORROWERS

BRAZIL

EXECUTED as a Deed by CAR RENTAL SYSTEMS DO BRASIL
)
LOCAÇÃO DE VEÍCULOS LTDA	)
)
acting by	/s/ Nuns Moodliar

and
/s/ Edward De La Paz

THE BORROWERS

BELGIUM

EXECUTED as a Deed by HERTZ BELGIUM N.V.
)

)
acting by	/s/ NunsMoodliar

and	)
/s/ Jim McGill

)

THE BORROWERS

CANADA

EXECUTED as a Deed by HERTZ CANADA LIMITED
)

)
acting by	/s/ Nuns Moodliar

)
/s/ Jim McGill)
and

)

THE BORROWERS

FRANCE

EXECUTED as a Deed by HERTZ FRANCE SAS)

)

)
acting by	/s/ Nuns Moodliar

)
/s/ Jim McGill

and
)

THE BORROWERS

EXECUTED as a Deed by EQUIPOLE FINANCE SERVICES SAS
)
)
acting by	/s/ Nuns Moodliar		)
and	/s/ Jim McGill		)

THE BORROWERS

EXECUTED as a Deed by HERTZ EQUIPEMENT FRANCE SAS
)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE BORROWERS

GERMANY

EXECUTED as a Deed by HERTZ AUTOVERMIETUNG GmbH
)

)
acting by	/s/ Nuns Moodliar

)

and	/s/ Jim McGill

)

THE BORROWERS

ITALY

EXECUTED as a Deed by HERTZ ITALIANA S.p.A.
)
)
acting by	Riccardo Sallustio	)
)

/s/ Riccardo Sallustio

THE BORROWERS

NEW ZEALAND

EXECUTED as a Deed by HERTZ NEW ZEALAND LIMITED

by its lawfully appointed attorney:

Nuns Moodliar	/s/ Nuns Moodliar
Name of Attorney	Signature of Attorney
In the presence of:	/s/ Jim McGill
/s/ Jason Wilkinson
Signature of Witness
Jason Wilkinson
Name of Witness
Solicitor
Occupation
London
City/town of residence

THE BORROWERS

SWITZERLAND

EXECUTED as a Deed by HERTZ AG
)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE BORROWERS

THE NETHERLANDS

EXECUTED as a Deed by BNS AUTOMOBILE FUNDING B.V.
)

)
acting by		/s/ Nuns Moodliar

)
and		/s/ Jim McGill

)

THE BORROWERS

UNITED KINGDOM

EXECUTED as a Deed by HERTZ (U.K.) LIMITED
)

)
acting by	/s/ Nuns Moodliar

)

and	/s/ Jim McGill

)

THE GUARANTORS

PARENT

EXECUTED as a Deed by HERTZ INTERNATIONAL, LTD.
)

)
acting by	/s/ Nuns Moodliar

)

and	/s/ Jim McGill

)

THE GUARANTORS

EXECUTED as a Deed by THE HERTZ CORPORATION
)
)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE GUARANTORS

AUSTRALIA

SIGNED, SEALED AND DELIVERED as a Deed
)
for HERTZ AUSTRALIA PTY. LIMITED
)

)
by its attorney/s

)
under power of attorney dated 7 February 2007
/s/ Nuns Moodliar

THE GUARANTORS

BELGIUM

EXECUTED as a Deed by HERTZ BELGIUM N.V.
)

)
acting by	/s/ Nuns Moodliar
)
and	/s/ Jim McGill

)

THE GUARANTORS

FRANCE

EXECUTED as a Deed by HERTZ FRANCE SAS

)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE GUARANTORS

EXECUTED as a Deed by HERTZ EQUIPEMENT FRANCE SAS
)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

EXECUTED as a Deed by EQUIPOLE FINANCE SERVICES SAS
)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE GUARANTORS

GERMANY

EXECUTED as a Deed by HERTZ AUTOVERMIETUNG GmbH
)

)
acting by	/s/ Nuns Moodliar

)
and		/s/ Jim McGill

)

THE GUARANTORS

ITALY

EXECUTED as a Deed by HERTZ ITALIANA S.p.A.
)

acting by		)
pursuant to power of attorney dated 23 February 2007)
)
/s/ Riccardo Sallustio

THE GUARANTORS

NEW ZEALAND

EXECUTED as a Deed by HERTZ NEW ZEALAND HOLDINGS LIMITED
by its lawfully appointed attorney:

Nuns Moodliar	/s/ Nuns Moodliar
Name of Attorney	Signature of Attorney
In the presence of:
/s/ Jason Wilkinson
Signature of Witness
Jason Wilkinson
Name of Witness
Solicitor
Occupation
London
City/town of residence

THE GUARANTORS

SPAIN

EXECUTED as a Deed by HERTZ DE ESPAÑA S.A.

)

)
acting by	/s/ Alfredo Ruiz Plaza

)
and	/s/ Juan Carlos

Azcona

)

THE GUARANTORS

EXECUTED as a Deed by HERTZ ALQUILER DE MAQUINARIA S.L.	)

)
acting by	/s/ Alfredo Ruiz Plaza

)
and	/s/ Juan Carlos Azcona

)

THE GUARANTORS

SWITZERLAND

EXECUTED as a Deed by HERTZ AG

)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE GUARANTORS

THE NETHERLANDS

EXECUTED as a Deed by BNS AUTOMOBILE FUNDING B.V.
)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE GUARANTORS
EXECUTED as a Deed by STUURGROEP HOLLAND B.V.
)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS
UNITED KINGDOM
EXECUTED as a Deed by HERTZ (U.K.) LIMITED

)

)
acting by	/s/ Nuns Moodliar

)
and	/s/ Jim McGill

)

THE GUARANTORS
EXECUTED as a Deed by HERTZ EUROPE LIMITED

)

)
acting by		/s/ Nuns Moodliar

)
and		/s/ Jim McGill

)

THE A/C FACILITY AGENT
EXECUTED as a Deed by BNP PARIBAS

)

)
acting by	Iyadh Laalai

)
/s/ Iyadh Laalai

)
Paris, March 21st, 2007
In the presence of	/s/ Mr. Charles Egly

THE BRAZILIAN FACILITY AGENT
EXECUTED as a Deed by BANCO BNP PARIBAS BRASIL S.A.
)

)
acting by	Hitosi Hassegawa, Director

)
and		/s/ Hitosi Hassegawa
Andre Mendonca Osser

)
/s/ Andre Mendonca Osser
March 21st, 2007
In the presence of Mrs. Juliana Araujo, legal supervisor, Banco BNP Paribas Brasil S.A.
/s/ Juliana Araujo

THE NZ FACILITY AGENT
EXECUTED as a Deed by BNP PARIBAS
)

)
acting by	/s/ Cecile Scherer

Cecile Scherer
Director
Merchant Banking Group
and

)
/s/ PJ de Filippis
PJ de Filippis, Managing Director, New York

In the presence of Ann Nane Dass
/s/ Ann Nane Dass

THE SECURITY AGENT
EXECUTED as a Deed by BNP PARIBAS		)

)
acting by Iyadh Laalai

)
/s/ Iyadh Laalai

)
Paris, March 21st, 2007
In the presence of		/s/Mr. Charles Egly

THE AUSTRALIAN SECURITY TRUSTEE
SIGNED, SEALED AND DELIVERED	)
as a Deed by BNP PARIBAS

)
acting by	Iyadh Laalai

)

)
/s/ Iyadh Laalai

Paris, March 21st, 2007
In the presence of	/s/ Mr. Charles Egly

THE A1 BANKS
EXECUTED as a Deed by BNP PARIBAS
)

)
acting by Iyadh Laalai

)

)

/s/ Iyadh Laalai
Paris, March 21st, 2007
In the presence of	/s/ Mr. Charles Egly

THE A1 BANKS
EXECUTED as a Deed by CALYON
)

)
acting by	Nathalie Nosser

)

)
/s/ Nathalie Nosser
in Paris in the presence of	/s/ Richard Sinclair

THE A1 BANKS
EXECUTED as a Deed by INDOSUEZ FINANCE (UK) LIMITED
)

)
acting by	Nathalie Nosser
)

)
/s/ Nathalie Nosser
in Paris in the presence of	/s/ Richard Sinclair

THE A1 BANKS
EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC )

acting by its Attorney

/s/ Authorized Signatory
Authorized Signatory
Senior Director
London

)
In the presence of
/s/ Shamika Amarasekara

Shamika Amarasekara
13 S. Bishopgate
London
EC2M 3UR

THE A2 BANKS
EXECUTED as a Deed by BNP PARIBAS
)

)
acting by	Iyadh Laalai

)

/s/ Iyadh Laalai

)
Paris, March 21st, 2007
In the presence of	/s/ Mr. Charles Egly

THE A2 BANKS
EXECUTED as a Deed by CALYON
)

)
acting by Nathalie Nosser

)

/s/ Nathalie Nosser

		in Paris in the presence of	/s/ Richard Sinclair

THE A2 BANKS
EXECUTED as a Deed by INDOSUEZ FINANCE (UK) LIMITED
)

)
acting by Nathalie Nosser

)

/s/ Nathalie Nosser
in Paris in the presence of	/s/ Richard Sinclair

THE A2 BANKS
EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC	)

)
acting by its attorney
/s/ Authorized Signatory
Authorized Signatory
Senior Director
London

)
In the presence of
/s/ Shamika Amarasekara

Shamika Amarasekara
13 S. Bishopgate
London
EC2M 3UR

)

THE BRAZILIAN BANKS
EXECUTED as a Deed by BANCO BNP PARIBAS BRASIL S.A.
)

)
acting by	Hitosi Hassegawa, Director
/s/ Hitosi Hassegawa

)

and
Andre Mendonca Osser
/s/ Andre Mendonca Osser

)

March 21, 2007
In the presence of Mrs. Juliana Araujo, legal supervisor, Banco BNP Paribas Brasil S.A.
/s/ Juliana Araujo

THE BRAZILIAN BANKS
EXECUTED as a Deed by BANCO CALYON BRASIL S.A.
)

)
acting by Valter Klyoshi Shintani
Director Executivo

/s/ Valter Klyosho Shintani

Edson Cremonesi
General Manager

/s/ Edson Cremonesi

)

)
San Paulo-SP/Brasil
In the presence of	/s/ Mr. Jono Celli

THE NZ BANKS
EXECUTED as a Deed by BNP PARIBAS
)

)
acting by	/s/ Cecile Sherer
)
Cecile Scherer
Director
Merchant Banking Group
New York

and

)

/s/ PJ de Filippis
PJ de Filippis
Managing Director
New York

In the presence of Ann Nane Dass

/s/ Ann Nane Dass

THE NZ BANKS
EXECUTED as a Deed by CALYON

)

)

acting by Nathalie Nosser

)

/s/ Nathalie Nosser
In Paris in the presence of		/s/ Richard Sinclair

)

THE NZ BANKS
EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC, AUSTRALIA
BRANCH

)

)

acting by its attorney
/s/ Authorized Signatory

)

Authorized Signatory
Senior Director
London

In the presence of
/s/ Shanika Amarasekara
Shanika Amarasekara
13 S. Bishopsgate
London
EC2M 3UR

THE C BANKS
EXECUTED as a Deed by BNP PARIBAS

)

)
acting by Iyadh Laalai

)

/s/ Iyadh Laalai

)
Paris, March 21st, 2007
In the presence of	/s/ Mr. Charles Egly

THE C BANKS
EXECUTED as a Deed by CALYON

)

)
acting by Nathalie Nosser

)

)
/s/ Nathalie Nosser
in Paris in the presence of	/s/ Richard Sinclair

THE C BANKS
EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC )

)
acting by its attorney

/s/ Authorized Signatory
Authorized Signatory
Senior Director
London

In the presence of
/s/ Shanika Amarasekara
Shanika Amarasekara
13 S. Bishopsgate
London
EC2M 3UR

THE INTRA-GROUP CREDITORS
EXECUTED as a Deed by EQUIPOLE S.A.

)

)
acting by	/s/ Nuns Moodliar		)

)
and	/s/ Jim McGill

THE EQUITY FINANCE PROVIDERS
EXECUTED as a Deed by THE HERTZ CORPORATION
)

)

acting by	/s/ Nuns Moodliar

)
and		/s/ Jim McGill

)

THE EQUITY FINANCE PROVIDERS
EXECUTED as a Deed by HERTZ FINANCE CENTRE LIMITED
)

)

acting by	/s/ Nuns Moodliar

)

and		/s/ Jim McGill

)